As filed with the Securities and Exchange Commission on May 1, 2003.
                                                      Registration No. 333-44723
                                                               File No. 811-9044


-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Post-Effective Amendment No.7



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 2


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113
                         -------------------------------

                                D. Russell Morgan
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

_X__ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485


__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            SENTINEL ESTATE PROVIDER
                               P R O S P E C T U S
                                DATED MAY 1, 2003

                         NATIONAL LIFE INSURANCE COMPANY
           Home Office: National Life Drive, Montpelier, Vermont 05604
                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            Telephone: (800) 537-7003

         This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

         We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at a guaranteed rate of at least 4%. The separate account has twenty-eight subaccounts. Each subaccount buys shares of a specific fund portfolio. Currently the available funds are:



------------------------------------ --------------------------------- ------------------------------- ---------------------------
SENTINEL VARIABLE PRODUCTS                                              AMERICAN CENTURY VARIABLE       DREYFUS SOCIALLY
TRUST                                   ALGER AMERICAN FUND             PORTFOLIOS, INC.                RESPONSIBLE GROWTH
                                                                                                        FUND, INC.
------------------------------------ --------------------------------- ------------------------------- ---------------------------

COMMON STOCK FUND                    GROWTH PORTFOLIO                  VP INCOME & GROWTH PORTFOLIO    SOCIALLY RESPONSIBLE GROWTH
MID CAP GROWTH FUND                  LEVERAGED ALLCAP PORTFOLIO        VP VALUE PORTFOLIO              FUND
SMALL COMPANY FUND                   SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND
BALANCED FUND(1)
BOND FUND(2)
MONEY MARKET FUND

Managed by NL Capital Management,    Managed by Fred Alger Management,  Managed by American Century     Managed by The
Inc.                                                       Inc          Investment Management,          Dreyfus Corporation
                                                                        Inc.
------------------------------------ --------------------------------- ------------------------------- ---------------------------
FIDELITY VARIABLE INSURANCE          FIDELITY VARIABLE INSURANCE        INVESCO VARIABLE
PRODUCTS FUNDS                       PRODUCTS FUNDS                     INVESTMENT FUNDS, INC.         J.P. MORGAN SERIES TRUST II
------------------------------------ --------------------------------- ------------------------------- ---------------------------
EQUITY-INCOME PORTFOLIO              CONTRAFUND PORTFOLIO              VIF - DYNAMICS FUND             INTERNATIONAL OPPORTUNITIES
GROWTH PORTFOLIO                     INDEX 500 PORTFOLIO               VIF - HEALTH SCIENCES FUND           PORTFOLIO
HIGH INCOME PORTFOLIO                INVESTMENT GRADE BOND PORTFOLIO   VIF - TECHNOLOGY FUND           SMALL COMPANY PORTFOLIO

OVERSEAS PORTFOLIO
                                                                       Managed by INVESCO Funds        Managed by J. P. Morgan
                                                                                                       Investment
Managed by Fidelity Investments      Managed by Fidelity Investments   Group, Inc.                     Management Company
------------------------------------ --------------------------------- ------------------------------- ---------------------------
NEUBERGER BERMAN ADVISERS            STRONG VARIABLE INSURANCE         STRONG VARIABLE INSURANCE
MANAGEMENT TRUST                     FUNDS, INC.                       FUNDS, INC.
------------------------------------ --------------------------------- ------------------------------- ---------------------------
PARTNERS PORTFOLIO                   MID CAP GROWTH FUND II


Managed by Neuberger Berman          Managed by Strong Capital         Managed by Strong Capital
Management, Inc.                      Management, Inc.                  Management, Inc
------------------------------------ --------------------------------- ------------------------------- -----------------------------

--------------
(1) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P. Morgan GVIT Balanced Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Balanced Fund will be substituted for all the J.P. Morgan GVIT Balanced Fund - Class IV shares owned by this subaccount.

(2) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Bond Fund will be substituted for all the Gartmore GVIT Government Bond Fund - Class IV shares owned by this subaccount.

         The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

         An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

         It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
Summary of the Benefits and Risks of the Policy............................
     Summary of Principal Policy Benefits..................................
     Summary of the Principal Risks of Purchasing a Policy.................
     Fee Tables............................................................
National Life Insurance Company and the General Account....................
     National Life Insurance Company.......................................
     The Fixed Account.....................................................
     The Variable Account..................................................
     The Portfolios........................................................
     Addition, Deletion or Substitution of Investments.....................
     Voting Portfolio Shares...............................................
     Net Investment Return of the Variable Account.........................
The Policy.................................................................
     Purchasing a Policy...................................................
     Premiums..............................................................
     Transfers.............................................................
     Telephone Transaction Privilege.......................................
     Transfer by Third Parties.............................................
     Other Transfer Rights.................................................
     Available Automated Fund Management Features..........................
     Accumulated Value.....................................................
Death Benefit..............................................................
     Ability to Adjust Face Amount.........................................
     Payment of Policy Benefits............................................
     Settlement Options....................................................
Policy Loans...............................................................
Surrenders and Withdrawals.................................................
Lapse and Reinstatement....................................................
Charges and Deductions.....................................................
     Premium Expense Charge................................................
     Surrender Charge......................................................
     Monthly Deduction.....................................................
     Withdrawal Charge.....................................................
     Transfer Charge.......................................................
     Projection Report Charge..............................................
     Other Charges.........................................................
     Differences in Charges for Policies Issued in New York................
Optional Benefits..........................................................
     Guaranteed Death Benefit..............................................
     Additional Protection Benefit.........................................
Federal Income Tax Considerations..........................................
     Introduction..........................................................
     Tax Status of the Policy..............................................
     Tax Treatment of Policy Benefits......................................
     Possible Tax Law Changes..............................................
     Possible Charges for National Life's Taxes............................
Legal Matters..............................................................
Distribution of the Policies...............................................
Other Policy Provisions....................................................
Financial Statements.......................................................
Glossary.
Appendix A.................................................................
Appendix B.................................................................
Appendix C.................................................................
Statement of Additional Information Table of Contents......................

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.


    SUMMARY OF PRINCIPAL POLICY BENEFITS

     SURVIVORSHIP LIFE INSURANCE PROTECTION.

     The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can pass free of federal and state income tax at the death of the last to die of the two Insureds.

     As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

         DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

         If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

         Face Amount; or the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

         the Face Amount plus the Accumulated Value; or the Accumulated Value multiplied by the same factor that applies to option A.

         After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy
         - Basic Coverage and Additional Coverage. SEE "Death Benefit."

o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the optional benefits that we offer.

o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

     After a year, you may request a Withdrawal of Cash Surrender Value.
     However:

                o    You must withdraw at least $500;

                o You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

                o You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.

                o We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

     You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

VARIETY OF INVESTMENT OPTIONS.

     You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

     We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

     As your needs or financial goals change, you can change your investment mix. You may make transfers among the Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the Fixed Account in any Policy Year.


    SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.

     We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

RISK OF LAPSE.

     If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years so long as you pay the Cumulative Guarantee Premium; (2) if you purchase the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS.


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.


     Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

     The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

     Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

     A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

     We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

     A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Variable Account and the Fixed Account.


------------------------------------------------------------------------------------------------------------------------
                                                   TRANSACTION FEES
--------------------------- -------------------- --------------------------------- -------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM EXPENSE CHARGE -    Upon receipt of      3.4% of each premium payment      3.4% of each premium payment
PREMIUM TAX PORTION         each premium
                            payment
--------------------------- -------------------- --------------------------------- -------------------------------------

PREMIUM EXPENSE CHARGE -    Upon receipt of      7.0% of the premium up to the     During the first 10 Policy Years:
DISTRIBUTION PORTION        each premium         Target Premium1, and 5.0% of      a deduction of 7.0% of the premium
                            payment              premium in excess of Target       up to the Target Premium1, and 4.0%
                                                 Premium                           of premium in excess of Target Premium
                                                                                   After the first 10 Policy Years:
                                                                                   4.0% of all premiums
--------------------------- -------------------- --------------------------------- -------------------------------------
SURRENDER  CHARGE           Upon surrender or
                            lapse of the
                            Policy during the
                            first 10 Policy
                            Years or during
                            the 10 years
                            following an
                            increase in Basic
o     Minimum and           Coverage             $2.40 to $50.00 per $1000 of      $2.40 to $50.00 per $1000 of
      Maximum Charge(2)                          initial or increased Basic        initial or increased Basic Coverage
                                                 Coverage
o     Charge for a
      male insured age 55
      and female insured                         $10.00 per $1000 of Basic         $10.00 per $1000 of Basic Coverage
      age 50, both                               Coverage
      preferred nonsmokers

--------------------------- -------------------- --------------------------------- -------------------------------------
WITHDRAWAL FEES             Upon making a        Lesser of 2% of amount            Lesser of 2% of amounts withdrawn
                            Withdrawal           withdrawn or $25                  or $25

--------------------------- -------------------- --------------------------------- -------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of     None
                                                 12 transfers in any one Policy
                                                 Year
--------------------------- -------------------- --------------------------------- -------------------------------------
LOAN INTEREST SPREAD(3)     At the end of each   2% annually of amount held as     1.3% annually of amount held as
                            Policy year or       Collateral                        Collateral
                            upon death,
                            surrender or
                            lapse, if earlier
--------------------------- -------------------- --------------------------------- -------------------------------------




                                       5






PROJECTION REPORT CHARGE    When report          $25 maximum in New York; no       $25
                            requested            guaranteed maximum elsewhere
--------------------------- -------------------- --------------------------------- -------------------------------------


---------------
(1) The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

(2) The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

(3) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.


                                      * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.



------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------ -------------------------- -------------------------- -----------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          MAXIMUM GUARANTEED CHARGE
------------------------------ -------------------------- -------------------------- -----------------------------------
COST OF INSURANCE:(4)
                               On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date


o      Minimum and Maximum                                $0.00004 to $58.01 per     $0.00004 to $21.54 per $1000 of
       Charge(5)                                          $1000 of Net Amount at     Net Amount at Risk per month
                                                           Risk per month
                                                                                     $0.0043 per $1000 of Net Amount
o      Charge for a male                                  $0.0043 per $1000 of Net   at Risk per month
       insured age 55 and                                  Amount at Risk per month
       female insured age 50,
       both preferred
       nonsmokers, Policy
       Year (1)
------------------------------ -------------------------- -------------------------- -----------------------------------
   VARIABLE ACCOUNT CHARGE     On the Date of Issue of    Annual rate of 0.90% of    During the first 10 Policy Years
                               the Policy and on each     the Accumulated Value      (in all cases, percentages are of
                               Monthly Policy Date        in the Variable Account    the Accumulated Value in the
                                                                                     variable Account):
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.90%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million:
                                                                                     0.80%Policies with Basic Coverage
                                                                                     of $3 million or more: 0.75%

                                                                                     During the first 10 Policy Years:
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.35%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million: 0.30%
                                                                                     Policies with Basic Coverage of
                                                                                     $3 million or more: 0.25%
------------------------------ -------------------------- -------------------------- -----------------------------------




                                       7

------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------ -------------------------- -------------------------- -----------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          MAXIMUM GUARANTEED CHARGE
------------------------------ -------------------------- -------------------------- -----------------------------------



------------------------------ -------------------------- -------------------------- -----------------------------------

MONTHLY
ADMINISTRATIVE                  On the Date of Issue of
CHARGE6                         the Policy and on each
                                Monthly Policy Date
o     Minimum and Maximum                                 $15.00 per month, plus     $7.50 per month to $15.00 per
      Charge(7)                                           from $0.08 to $0.09 per    month plus $0.09 per $1000 of
                                                          $1000 of Basic Coverage    Basic Coverage
o     Charge for a male
      insured age 55 and
      female insured age 50,                              $15.00 per month, plus     $15.00 per month, plus $0.08 per
      both preferred                                      $0.08 per $1000 of Basic   $1000 of Basic Coverage
      nonsmokers, Policy                                  Coverage
      Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------
CHARGES FOR OPTIONAL
BENEFITS:
Additional Protection          On the Date of Issue of
Benefit4                       the Policy and on each
                               Monthly Policy Date
o      Minimum and Maximum                                $0.013 to $64.20_per       $0.0049 to $24.54 per $1000 of
       Charge(8)                                          $1000 of Net Amount at     Net Amount at Risk per month
                                Risk per month
                                                                                     $0.011 per $1000 of Net Amount at
o     Charge for a male                                   $0.017 per $1000 of Net    Risk per month
      insured age 55 and                                  Amount at Risk per month
      female insured age 50,
      both preferred
      nonsmokers, Policy
      Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------
Policy Split Option            At the time the split      $200                       $200
                               option is exercised
------------------------------ -------------------------- -------------------------- -----------------------------------
Estate Preservation Rider6     On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date
o     Minimum and Maximum      thereafter                 $0.013 to $20.18 per       $0.0085 to $2.17 per month per
      Charge(9)                                           month per $1000 of net     $1000 of net amount of the
                                                          amount of the increase     increase in Death Benefit
                                                          in Death Benefit           provided by the Rider
                                                          provided by the Rider
o     Charge for a male                                                              $0.011 per month per $1000 of net
      insured age 55 and                                  $0.017 per month per       amount of the increase in Death
      female insured age 50,                              $1000 of net amount of     Benefit provided by the Rider
      both preferred                                      the increase in Death
      nonsmokers, Policy                                  Benefit provided by the
      Year 1                                              Rider

------------------------------ -------------------------- -------------------------- -----------------------------------




                                       8



------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------ -------------------------- -------------------------- -----------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          MAXIMUM GUARANTEED CHARGE
------------------------------ -------------------------- -------------------------- -----------------------------------

Term Rider(6)                  On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date
o     Minimum and Maximum      thereafter                 $0.088 to $8.24 per        $0.018 to $8.24 per month per
      Charge(10)                                          month per $1000 of the     $1000 of the term insurance
                                                          term insurance coverage    coverage provided by the Rider
                                                          provided by the Rider
o     Charge for a male                                                             $0.098 per month per $1000 of net
      insured age 55                                      $0.87 per month per        amount of the term insurance
      preferred nonsmoker,                                $1000 of net amount of     coverage provided by the Rider
      Policy Year 1                                       the term insurance         _
                                                          coverage provided by the
                                                          Rider
                                                          -
------------------------------ -------------------------- -------------------------- -----------------------------------
Guaranteed Death Benefit       On the Date of Issue of    $0.01 per $1000 of Face    $0.01 per $1000 of Face Amount
                               the Policy and on each     Amount per month           per month
                               Monthly Policy Date
                               thereafter
------------------------------ -------------------------- -------------------------- -----------------------------------
Continuing Coverage Rider      On the Date of Issue of    $3.50 per $1000 of Net     $2.50 per $1000 of Net Amount
                               the Policy and on each     Amount at Risk per month   at Risk per month
                               Monthly Policy Date
------------------------------ -------------------------- -------------------------- -----------------------------------
Enhanced Death Benefit
Rider(11)                                                 None                       None
------------------------------ -------------------------- -------------------------- -----------------------------------
Automatic Increase Rider11     On the Date of Issue of    None                       None
                               the Policy and on each
                               Monthly Policy Date

------------------------------ -------------------------- -------------------------- -----------------------------------


----------
(4) Cost of insurance charges vary based on each Insured's Issue Age, sex, Rate Class, the coverage's Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or Additional Coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

(5) The minimum charge, both current and guaranteed, is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy Year 1; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 80, male, standard smoker and Issue Age 75, standard smoker, in Policy Year 25.






                                       9




(6) The charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

(7) The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.

(8) The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; The current minimum charge is based on two Insureds with the following characteristics: issue age 1, female, nonsmoker, in Policy year 21; the maximum guaranteed charge occurs for most male/male combinations at the younger insured's attained age 99; the maximum current charge is based on two Insureds with the following characteristics: issue age 20, male, standard smoker and issue age 26, female, preferred nonsmoker, in policy year 80.

(9) The minimum guaranteed charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the minimum current charge applies to two unisex issue preferred nonsmoker Insureds age 62 and age 63 in the first policy year; the maximum guaranteed and current charge applies to two male Insureds, both issue age 90, in Policy Year 4.

(10) The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.

(11) There is no cost for the Enhanced Death Benefit Rider or the Automatic Increase Rider. However, to the extent either Rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.




                                      * * *

The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2002. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):


------------------------------------------------------------- ----------------------------- ----------------------------
                                                                        Minimum                       Maximum
------------------------------------------------------------- ----------------------------- ----------------------------
Total Annual Portfolio Operating Expenses (total of all                  0.33%                         2.12
expenses that are deducted from portfolio assets including                                               %
management fees, 12b-1 fees and other expenses).
------------------------------------------------------------- ----------------------------- ----------------------------

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets) (12)



                                                                                                                 Gross
                                                                      Management       12b-1       Other      Total Annual
                                                                          Fee          Fees       Expenses      Expenses
                                                                          ---          ----       --------      --------
      Sentinel Variable Products Trust
          Balanced Fund                                                  0.55%          N/A        0.32%         0.87%
          Bond Fund                                                      0.40%          N/A        0.29%         0.69%
          Common Stock Fund                                              0.46%          N/A        0.25%         0.71%
          Growth Index Fund                                              0.30%          N/A        1.82%         2.12%
          Mid Cap Growth Fund                                            0.50%          N/A        0.35%         0.85%
          Money Market Fund                                              0.25%          N/A        0.26%         0.51%
          Small Company Fund                                             0.49%          N/A        0.32%         0.81%
      The Alger American Fund
          Alger American Growth Portfolio                                0.75%          N/A        0.10%         0.85%
          Alger American Leveraged AllCap Portfolio                      0.85%          N/A        0.11%         0.96%
          Alger American Small Capitalization Portfolio                  0.85%          N/A        0.12%         0.97%
      American Century Variable Portfolios, Inc.
          VP Income & Growth Portfolio                                   0.70%          N/A        0.00%         0.70%
          VP Value Portfolio                                             0.95%          N/A        0.00%         0.95%
      The Dreyfus Socially Responsible Growth Fund, Inc.
          Initial Shares, Socially Responsible Growth Fund, Inc.         0.75%          N/A        0.05%         0.80%
      Fidelity: Variable Insurance Products
          Contrafund Portfolio                                           0.58%          N/A        0.10%         0.68%
          Equity Income Portfolio                                        0.48%          N/A        0.09%         0.57%
          Growth Portfolio                                               0.58%          N/A        0.09%         0.67%
          High Income Portfolio                                          0.58%          N/A        0.12%         0.70%
          Index 500 Portfolio                                            0.24%          N/A        0.09%         0.33%
          Investment Grade Bond                                          0.43%          N/A        0.11%         0.54%
          Overseas Portfolio                                             0.73%          N/A        0.17%         0.90%
      INVESCO Variable Investment Funds, Inc.
          VIF - Dynamics Fund                                            0.75%          N/A        0.37%         1.12%
          VIF - Health Sciences Fund                                     0.75%          N/A        0.32%         1.07%
          VIF - Technology Fund                                          0.75%          N/A        0.36%         1.11%
      J.P. Morgan Series Trust II
          International Opportunities Portfolio                          0.60%          N/A        0.92%         1.52%
          Small Company Portfolio                                        0.60%          N/A        0.56%         1.16%
      Neuberger Berman Advisers Management Trust
          Partners Portfolio                                             0.83%          N/A        0.08%         0.91%
      Strong Variable insurance Funds, Inc.
          Mid Cap Growth                                                 0.75%          N/A        0.72%         1.47%
      Strong Opportunity Fund II                                         0.75%          N/A        0.63%         1.38%
      Gartmore Variable Insurance Trust
           Gartmore GVIT Government Bond Fund                            0.49%          N/A        0.24%         0.73%
           J.P. Morgan GVIT Balanced Fund                                0.73%          N/A        0.26%         0.99%

----------
(12) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue at least until December 31, 2003, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:

                                                                                                     Net Total
                                                     Management                       Other           Annual
Portfolio                                               Fees        12b-1 Fees       Expenses        Expenses
---------                                               ----        ----------       --------        --------
Sentinel Variable Products Trust
     Balanced Fund                                     0.55%            N/A           0.24%            0.79%
     Bond Fund                                         0.40%            N/A           0.27%            0.67%
     Common Stock Fund                                 0.41%            N/A           0.25%            0.66%
     Growth Index Fund                                 0.00%            N/A           0.60%            0.60%
     Mid Cap Growth Fund                               0.47%            N/A           0.35%            0.82%
     Money Market Fund                                 0.14%            N/A           0.26%            0.40%
     Small Company Fund                                0.42%            N/A           0.32%            0.74%
Fidelity Variable Insurance Products
     Contrafund Portfolio                              0.58%            N/A           0.06%            0.64%
     Equity Income Portfolio                           0.48%            N/A           0.08%            0.56%
     Growth Portfolio                                  0.58%            N/A           0.03%            0.61%
     Overseas Portfolio                                0.73%            N/A           0.13%            0.86%
     Index 500 Portfolio                               0.24%            N/A           0.04%            0.28%
     Investment Grade Bond                             0.43%            N/A           0.10%            0.53%
J.P. Morgan Series Trust II
     International Opportunities                       0.60%            N/A           0.60%            1.20%
     Small Company                                     0.60%            N/A           0.55%            1.15%
Strong Mid Cap Growth Fund                             0.75%            N/A           0.42%            1.17%
Strong Opportunity Fund II, Inc.                       0.75%            N/A           0.35%            1.10%
Gartmore Variable Insurance Trust
     J.P. Morgan GVIT Balanced Fund                    0.73%            N/A           0.18%            0.91%


The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

              NATIONAL LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT


NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.


THE FIXED ACCOUNT

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the Fixed Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated value in the Fixed Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE FIXED ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE VARIABLE ACCOUNT AND THE PORTFOLIOS

    THE VARIABLE ACCOUNT

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account's assets are held separate from our other assets and are not part of our Fixed Account. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.

We may limit the number of different subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16 different subaccounts. The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.




------------------------------------------------ ------------------------ ----------------------------------- --------------------
PORTFOLIO                                        TYPE OF FUND             INVESTMENT ADVISER                  SUBADVISER
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Sentinel Variable Products Trust:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Common Stock Fund                             Large Value Equity       NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Growth Index Fund                             Index Equity             NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Mid Cap Growth Fund                           Mid Cap Growth Equity    NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Money Market Fund                             Money Market             NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Small Company Fund                            Small Blend Equity       NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Bond Fund1                                    Investment-Grade Bond    NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Balanced Fund2                                Hybrid Equity and Debt   NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
The Alger American Fund:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Growth Portfolio                              Large Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Leveraged AllCap Portfolio                    Growth Equity            Fred Alger Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Small Capitalization Portfolio                Small Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
American Century Variable Portfolios, Inc.:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VP Income & Growth Portfolio                  Large Value Equity       American Century Investment         None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VP Value Portfolio                            Mid Cap Value Equity     American Century Investment         None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
The Dreyfus Socially Responsible Growth Fund,    Socially Responsible     The Dreyfus Corporation             None
Inc.                                             Growth Equity
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Fidelity Variable Insurance Products Funds:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Equity-Income Portfolio                       Large Value Equity       Fidelity Management and Research    None
                                                                          Company
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Growth Portfolio                              Large Growth Equity      Fidelity Management and Research    None
                                                                          Company
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   High Income Portfolio                         Below Investment Grade   Fidelity Management and Research    None
                                                 Bond                     Company
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Overseas Portfolio                            International Equity     Fidelity Management and Research    FMR U.K., FMR Far
                                                                          Company                             East, and Fidelity
                                                                                                              international
                                                                                                              Investment Advisers
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Contrafund Portfolio                          Large Growth Equity      Fidelity Management and Research    None
                                                                          Company
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Index 500 Portfolio                           Index Equity             Fidelity Management and Research    Bankers Trust
                                                                          Company                             Company
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Investment Grade Bond Portfolio               Investment Grade Bond    Fidelity Management and Research    None
                                                                          Company
------------------------------------------------ ------------------------ ----------------------------------- --------------------
INVESCO Variable Investment Funds, Inc.:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VIF-Dynamics Fund                             Mid Cap Growth Equity    INVESCO Funds Group, Inc.           None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VIF-Health Sciences Fund                      Sector Equity            INVESCO Funds Group, Inc.           None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VIF-Technology Fund                           Sector Equity            INVESCO Funds Group, Inc.           None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
J.P. Morgan Series Trust II:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   International Opportunities Portfolio         International Equity     J.P. Morgan Investment              None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Small Company Portfolio                       Small Blend Equity       J.P. Morgan Investment              None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Neuberger Berman Advisers Management Trust
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Partners Portfolio                            Large Value              Neuberger Berman, LLC               None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Strong Variable Insurance Funds, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Mid Cap Growth Fund II                        Mid Cap Growth Equity    Strong Capital Management, Inc.     None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Strong Opportunity Fund II, Inc.                 Mid Cap Value Equity     Strong Capital Management, Inc.     None
------------------------------------------------ ------------------------ ----------------------------------- --------------------


                                       15

____________
(1) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Bond Fund will be substituted for all the Gartmore GVIT Government Bond Fund - Class IV shares owned by this subaccount. Gartmore GVIT Government Bond Fund is also an investment-grade bond fund. Its investment adviser is Gartmore Mutual Fund Capital Trust. It has no subadviser.

(2) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P.Morgan GVIT Balanced Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Balanced Fund will be substituted for all the J.P. Morgan GVIT Balanced Fund - Class IV shares owned by this subaccount. J.P. Morgan GVIT Balanced Fund is also a hybrid equity and debt fund. Its investment adviser is Gartmore Mutual Fund Capital Trust, and its subadviser is J.P. Morgan Investment Management Inc.


THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:


1) making changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                 (i) operating the Variable Account as a management company under the 1940 Act
                 (ii) deregistering the Variable Account under the 1940 Act if registration is no longer required
                 (iii) combining or substituting separate accounts
                 (iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account
                 (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
                 (vi) making other technical changes in the Policy to conform with any action described herein;

2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

5) modifying the provisions of the Policies to comply with applicable laws.


If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE VARIABLE ACCOUNT

   The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2002. The inception date of the Subaccounts originally included with the Policy is May 4, 1998, the date that the Policies were first offered; a number of new Subaccounts were added to the Policy on November 30, 2000 and December 1, 2000, as indicated in the table below.

         The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

         Returns are not annualized for periods under one year.

       STATEMENT OF NET INVESTMENT RETURNS



                                                                     For the year ended December 31,

                                              Subaccount
                                              Effective
                                                 Date      2002      2001     2000     1999    1998
                                              --------------------------------------------------------
Sentinel Variable Products Trust
     Common Stock                              05/04/98    -18.07%   -8.92%    8.81%    2.04%   1.09%
     Mid Cap Growth                            05/04/98    -24.77%  -24.94%   -1.77%   37.57%   4.89%
     Small Company                             05/04/98    -14.69%    4.41%   37.22%   14.88%  -4.64%
     Growth Index                              12/01/00    -24.72%  -14.21%   -5.16%      N/A     N/A
     Balanced Portfolio1                       05/04/98    -11.06%   -7.85%    7.78%    0.00%   3.27%
     Bond Portfolio2                           05/04/98      8.12%    6.44%    8.61%   -4.17%   4.92%
     Money Market                              05/04/98      0.43%    2.79%    5.17%    3.97%   2.55%
Alger
     Alger American Growth Portfolio           12/01/00    -33.59%  -12.60%   -0.49%      N/A     N/A
     Alger American Leveraged AllCap           12/01/00    -34.50%  -16.68%   -1.75%      N/A     N/A
     Portfolio
     Alger American Small Capitalization       12/01/00    -26.88%  -30.14%    5.10%      N/A     N/A
American Century Variable Portfolios, Inc.
     VP Value Portfolio                        05/04/98    -13.40%   11.82%   17.09%   -1.73%  -6.84%
     VP Income & Growth Portfolio              05/04/98    -20.09%   -9.17%  -11.41%   16.97%   8.23%
Dreyfus
     Dreyfus Socially Responsible Growth       12/01/00    -29.58%  -23.27%   -1.25%      N/A     N/A
Fidelity: Variable Insurance Products
     Contrafund                                05/04/98    -10.16%  -13.03%   -7.46%   23.15%  12.50%
     Equity Income                             12/01/20    -17.69%   -5.80%    3.36%      N/A     N/A
     Growth                                    05/04/98    -30.73%  -18.38%  -11.77%   36.21%  19.38%
     High Income                               05/04/98      2.52%  -12.52%  -23.17%    7.19% -10.59%
     Index 500                                 05/04/98    -22.94%  -12.88%  -10.11%   19.44%   9.70%
     Investment Grade Bond                     11/30/00      9.36%    7.50%    1.03%      N/A     N/A
     Overseas                                  11/30/00    -20.99%  -21.87%   -0.64%      N/A     N/A
INVESCO
     Dynamics Fund                             12/01/00    -32.51%  -31.75%    2.37%      N/A     N/A
     Health Sciences Fund                      12/01/00    -25.13%  -13.37%    3.94%      N/A     N/A
     Technology Fund                           12/01/00    -47.32%  -46.31%   -4.82%      N/A     N/A
J.P. Morgan Series Trust II
     International Opportunities Portfolio     05/04/98    -19.04%  -19.86%  -16.59%   35.44%  -9.91%
     Small Company Portfolio                   05/04/98    -22.35%   -8.85%  -12.11%   43.11% -17.05%
Neuberger Berman Advisers Management Trust
     Partners Portfolio                        05/04/98    -24.82%   -3.69%   -0.20%    6.41%  -7.54%
Strong Variable Insurance Funds, Inc.
     Mid Cap Growth Fund                       05/04/98    -38.10%  -31.39%  -15.60%   88.19%  15.22%
   Strong Opportunity Fund II                   05/04/98    -27.47%    -4.56%    5.65%   33.70% -4.68%

(1) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P.Morgan GVIT Balanced Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Balanced Fund will be substituted for all the J.P. Morgan GVIT Balanced Fund - Class IV shares owned by this subaccount. J.P. Morgan GVIT Balanced Fund is also a hybrid equity and debt fund. Its investment adviser is Gartmore Mutual Fund Capital Trust, and its subadviser is J.P. Morgan Investment Management Inc.

(2) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Bond Fund will be substituted for all the Gartmore GVIT Government Bond Fund - Class IV shares owned by this subaccount. Gartmore GVIT Government Bond Fund is also an investment-grade bond fund. Its investment adviser is Gartmore Mutual Fund Capital Trust. It has no subadviser.

                                   THE POLICY

         We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

  PURCHASING A POLICY

        To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

        The minimum amount of Basic Coverage of a Policy under our rules is $100,000.We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law.

        From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

  The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a)      the 90th day from the date of the agreement;
(b)      the date that insurance takes effect under the Policy;
(c)      the date a policy, other than as applied for, is offered to you;
(d)      three days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f)      the time you withdraw the application for life insurance.

         We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

  SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," below)

      Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

PREMIUMS

         MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

         AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

        You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

       You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).

      We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

      Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

       Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

  Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

        PREMIUM LIMITATIONS. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

        The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below)

         Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

  ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Your allocation percentages must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

        We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

        The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

  TRANSFERS

       You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below) Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "The Fixed Account - Transfers from Fixed Account," above.

      Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

-        transfers resulting from Policy loans
- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features
- transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights," below), and
- the reallocation from the Money Market Subaccount following the free look period.

  Under present law, transfers are not taxable transactions.

  TELEPHONE TRANSACTION PRIVILEGE

      If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

      We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

- requiring some form of personal identification prior to acting on instructions received by telephone
-        providing written confirmation of the transaction, and
-        making a tape recording of the instructions given by telephone.

      Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Accumulated Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

  OTHER TRANSFER RIGHTS

       TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

       TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

       ADDITIONAL TRANSFER RIGHT FOR CONNECTICUT AND MARYLAND RESIDENTS. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

  AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.


       DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

       PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

ACCUMULATED VALUE

      The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

      The Accumulated Value and Cash Surrender Value will reflect:

-        the Net Premiums you pay
-        the investment performance of the Portfolios you have chosen
- the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account
-        transfers
-        Withdrawals
-        Loans
-        Loan interest charged
-        loan repayments,  and
-        charges assessed on the Policy.

      DETERMINATION OF NUMBER OF UNITS FOR THE VARIABLE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

  DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

      NET INVESTMENT FACTOR. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

      CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

  (2) The value attributable to the Policy in the Fixed Account.


                                  DEATH BENEFIT

        GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

        You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

        If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.


      DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options:
  Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," below.

      OPTION A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:

         ATTAINED AGE         PERCENTAGE        ATTAINED AGE      PERCENTAGE
         OF YOUNGER                             OF YOUNGER
         INSURED                                INSURED
         ------------         ----------        ------------      ----------

         40 and under         250%              75-90                105%
            45                215%              91                   104%
            50                185%              92                   103%
            55                150%              93                   102%
            60                130%              94+                  101%
            65                120%
            70                115%

  For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

      ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

      UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. ASSUMING THE SPECIFIED PERCENTAGE FOR A PARTICULAR POLICY FOR A PARTICULAR ATTAINED AGE OF THE YOUNGER INSURED IS 250%, THEN, BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, AN ACCUMULATED VALUE OF $90,000 FOR THIS POLICY AT this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

      OPTION B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

      ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

      UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY PAY AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN ACCUMULATED VALUE OF $150,000 WILL RESULT IN AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

      At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

      WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

      CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

      On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

  On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

      If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

      A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below)

      HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

      ADDITIONAL INSURANCE. We offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

  ABILITY TO ADJUST FACE AMOUNT

        You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

        INCREASE. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

        On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

        An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

        After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

         DECREASE. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

        A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

  For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

      (a) first, the increase in Face Amount provided by the most recent increase;
      (b) then, the next most recent increases, in inverse chronological order; and finally
      (c) the Initial Face Amount.

        If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.

  PAYMENT OF POLICY BENEFITS

       You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

       We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

       We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us.

      If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

       We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

                  (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

                  (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

                  We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

      Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

       We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

       If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SETTLEMENT OPTIONS


There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.



                                  POLICY LOANS

      GENERAL. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

      While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. Loan proceeds will be paid within seven days of a valid loan request.

      INTEREST RATE CHARGED. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

      ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient.

      The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

      INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

      PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

      EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

      LOAN REPAYMENTS. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

  LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

      TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)

                           SURRENDERS AND WITHDRAWALS

      You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request.

      A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

      You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the

  Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

      A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" below.

      You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted.

      The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value.

      OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

  If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

      For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

      UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

      If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

           UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

      OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

      If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

      UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF $20,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000 + $70,000). THE FACE AMOUNT IS UNCHANGED.

      If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

         UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE
  UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

      Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decrease", above.

         Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

        You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

  A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

                             LAPSE AND REINSTATEMENT

      Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

       In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

         POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death

  Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

      The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

      REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Guaranteed Death Benefit Rider may be reinstated.


                             CHARGES AND DEDUCTIONS


  Charges will be deducted in connection with the Policy to compensate us for

(a) providing the insurance and other benefits set forth in the Policy; (b) issuing and administering the Policy; (c) assuming certain mortality and other risks in connection with the Policy; and
(d) incurring expenses in distributing the Policy, including costs associated with printing prospectuses and sales literature and sales compensation.

      We may realize a profit from any charges. We may use these profits for any purpose, including payment of distribution expenses.

      For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see "Differences in Charges for Policies Issued in New York", below.

  PREMIUM EXPENSE CHARGE


      The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.


      The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

      The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target

  Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

  SURRENDER CHARGE

      We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

      Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

  MONTHLY DEDUCTIONS

      We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

        (a)    the Cost of Insurance Charge
        (b)    the Variable Account Charge
        (c)    the Monthly Administrative Charge, and
        (d)    the cost of any additional benefits provided by Rider.

      The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment.

      COST OF INSURANCE CHARGE. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

                 If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

                  GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

         -   each Insured's Issue Age
         -   each Insured's sex
         - the substandard or uninsurable status of either Insured, if applicable
         -   the coverage's Duration,
         - whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
         -   the 1980 Commissioners Standard Ordinary Mortality Table.

                  CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

         -   each Insured's Issue Age
         -   each Insured`s sex
         -   each Insured's Rate Class
         -   the coverage's Duration
         - whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
         -   our expectation of future mortality experience.

                  We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

                  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.

                  RATE CLASS. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

         -   preferred nonsmoker
         -   nonsmoker
         -   preferred smoker
         -   smoker
         -   substandard, and
         -   uninsurable classes.

                  Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

         The uninsurable rate class is not available in New York.

         VARIABLE ACCOUNT CHARGE.

         The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

  During the first 10 Policy Years:

  For Policies with Basic Coverage less than $1,000,00...................0.90%
  For Policies with Basic Coverage from $1,000,000 to $2,999,999 ....... 0.80%
  For Policies with Basic Coverage of $3 million or more. ...............0.75%.

  For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

  For Policies with Basic Coverage of less than $1,000,000 ..............0.35%
  For Policies with Basic Coverage from $1,000,000 to $2,999,999 ........0.30%
  For Policies with Basic Coverage of $3 million or more ............... 0.25%.

  However, in all cases, we may increase this charge to an amount not to exceed 0.90%.


  The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.


       MONTHLY ADMINISTRATIVE CHARGE. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

       After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

       OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," below.

  WITHDRAWAL CHARGE

       At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

  TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under "The Fixed Account - Transfers out of the Fixed Account", above. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year.

      If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

-     Policy loans
- the exercise of the transfer rights as described under "Other Transfer Rights", above
- the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and
- any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

  The transfers listed above also will not count against the twelve free transfers in any Policy Year.

  PROJECTION REPORT CHARGE

      We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

  OTHER CHARGES

      The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" in the "Summary of the Benefits and Risks of the Policy", above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.

      We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

      We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

  DIFFERENCES IN CHARGES FOR POLICIES ISSUED IN NEW YORK

      Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

      1. The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

      2. The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

      3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10.

      4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

      5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.

                                OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

    o    Guaranteed Death Benefit
    o    Additional Protection Benefit Rider
    o    Policy Split Option
    o    Estate Preservation Rider
    o    Term Rider
    o    Continuing Coverage Rider
    o    Enhanced Death Benefit Rider
    o    Automatic Increase Rider


  We describe three of the riders below. More information about the other riders is available from your agent and in the Statement of Additional Information.


  GUARANTEED DEATH BENEFIT

       If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

       To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.

       The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

       If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

       If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

       If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

       THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS. THE LIFETIME GUARANTEE PERIOD IS NOT AVAILABLE IN NEW YORK. THE GUARANTEE PERIOD THROUGH AGE 80 IS NOT AVAILABLE IN PENNSYLVANIA.

  ADDITIONAL PROTECTION BENEFIT

       The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

         Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.

         THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.


  AUTOMATIC INCREASE RIDER

         The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

         Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

  The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.

  An Automatic Increase Rider terminates:

(a)   at your request
(b)   when the younger insured reaches Attained Age 81
(c)   when the maximum total increase is reached
(d) on the death of the first to die of the Insureds, or (e) when a requested decrease in Face Amount becomes effective.

  Termination of the Rider does not cancel previously added increases.

         This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.

                        FEDERAL INCOME TAX CONSIDERATIONS

  INTRODUCTION

      The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

  TAX STATUS OF THE POLICY


         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.


       In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

       In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

       The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

  TAX TREATMENT OF POLICY BENEFITS

       IN GENERAL. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

       Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

       Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


         If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.


       DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

       (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

       If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

       DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

       Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

       Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

       INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


         POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


       MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


       WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

       CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured's 100th year.


       POLICY SPLIT OPTION. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

       OTHER TAX CONSIDERATIONS. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

                  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner (e.g., a grandchild) may have GST tax consequences under federal and state tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.


           SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

  Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

  Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

           TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

          ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.



  POSSIBLE TAX LAW CHANGES

       Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

  POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

       At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

                                  LEGAL MATTERS

         The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.

                          DISTRIBUTION OF THE POLICIES

         We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at HTTP://WWW.NASDR.COM or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

      National Life has received approval to sell the Policies in the District of Columbia and all states except Montana and North Dakota. The Policies are offered and sold only in those states where their sale is lawful.

      Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned Accumulated Value. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

       Dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase.

      Additional amounts may be paid and expenses may be reimbursed based on various factors.

      See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

                             OTHER POLICY PROVISIONS

       INCONTESTABILITY. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

       Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

       MISSTATEMENT OF AGE AND SEX. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant subaccounts of the Variable Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.


                                    GLOSSARY


  ACCUMULATED                           VALUE The sum of the Policy's values in
                                        the Variable Account and the Fixed
                                        Account.

  ADDITIONAL                            COVERAGE One of the two types of
                                        coverage of which the Face Amount is
                                        comprised, which is provided by the
                                        Additional Protection Benefit Rider; the
                                        other type of coverage is Basic
                                        Coverage.

ADDITIONAL PROTECTION                   A benefit that may be included in the Policy
BENEFIT RIDER                           at your option, which provides Additional Coverage.

ATTAINED AGE                            The Issue Age of the Insured plus
                                        the number of full Policy Years which
                                        have passed since the Date of Issue.

BASIC COVERAGE                          One of the two types of
                                        coverage of which the Face Amount is
                                        comprised; the other type is Additional
                                        Coverage, provided by the Additional
                                        Protection Benefit Rider.

BENEFICIARY                             The person(s) or entity(ies) designated
                                        to receive all or some of the Death
                                        Benefit on the death of the last to die
                                        of the two Insureds. You designate the
                                        Beneficiary in the application. If you
                                        subsequently change Beneficiaries, then
                                        the Beneficiary is as shown in the
                                        latest change filed with us. The
                                        interest of any Beneficiary who dies
                                        before the last to die of the two
                                        Insureds shall vest in you unless
                                        otherwise stated.

CASH SURRENDER VALUE                    The Accumulated Value
                                        minus any applicable Surrender Charge,
                                        and minus any outstanding Policy loans
                                        and accrued interest on such loans.

COLLATERAL                              The portion of the Accumulated Value in the
                                        Fixed Account which secures the amount of any
                                        Policy loan.

CODE                                    The Internal Revenue Code of 1986, as amended.

CUMULATIVE GUARANTEE PREMIUM            The sum of the Monthly
                                        Guarantee Premiums in effect on each
                                        Monthly Policy Date since the Date of
                                        Issue (including the current month),
                                        plus all Withdrawals and outstanding
                                        Policy loans and accrued interest.

CUMULATIVE MINIMUM MONTHLY              The sum of the Minimum Monthly Premiums in
   PREMIUM                              effect on each Monthly Policy Date since the
                                        Date of Issue (including the current month), plus all
                                        Withdrawals and outstanding Policy loans
                                        and accrued interest.


DAC TAX                                 A tax attributable to Specified Policy Acquisition
                                        Expenses under Section 848 of the Code.

DATE OF ISSUE                           The date on which the Policy is
                                        issued, which is set forth in the
                                        Policy. It is used to determine Policy
                                        Years, Policy Months and Monthly Policy
                                        Dates, as well as to measure suicide and
                                        contestable periods.

DEATH BENEFIT                           The Policy's Unadjusted Death Benefit, plus
                                        any relevant additional benefits
                                        provided by a supplementary benefit
                                        Rider, less any outstanding Policy loan
                                        and accrued interest, and less any
                                        unpaid Monthly Deductions.

DURATION                                The number of full years the insurance
                                        has been in force; for the Initial Face
                                        Amount, measured from the Date of Issue;
                                        for any increase in Face Amount,
                                        measured from the effective date of such increase.




                                       46


FACE AMOUNT                             The Initial Face Amount plus any increases in Face
                                        Amount and minus any decreases in Face Amount. The Face
                                        Amount is the sum of the Basic Coverage, the Additional
                                        Coverage and any increases resulting from the Automatic
                                        Increase Rider.


FIXED ACCOUNT                           The account which holds the assets of National Life
                                        which are available to support its insurance and annuity
                                        obligations.

GRACE PERIOD                            A 61-day period measured from the date on which we
                                        send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent
                                        lapse, you must during the Grace Period make a premium
                                        payment equal to the sum of any amount by which the past
                                        Monthly Deductions have been in excess of Cash Surrender
                                        Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER          An optional Rider that will guarantee that the Policy will not lapse, either, prior to the end of the year that the
                                        younger Insured attains Age 80, or for the entire lifetimes of the Insureds, whichever you elect, regardless of
                                        investment performance, if the Cumulative Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                             National Life's Home Office at National Life Drive, Montpelier,
                                        Vermont 05604.

INITIAL                                 FACE AMOUNT The Face Amount of the
                                        Policy on the Date of Issue. The Face
                                        Amount may be increased or decreased
                                        after the first Policy Year.

INSUREDS                                The two persons upon whose lives the Policy is issued.

ISSUE AGE                               The age of an Insured at his or her birthday nearest the
                                        Date of Issue. The Issue Ages of the two Insureds are stated
                                        in the Policy.

JOINT                                   AGE The age assigned to the Policy,
                                        based on characteristics of the two
                                        Insureds, used in the calculation of the Target Premium and the Surrender Charge.
                                        The Joint Age is set forth in the
                                        Policy, and is discussed in Appendix B
                                        of this Prospectus.

MINIMUM BASIC COVERAGE AMOUNT           The Minimum Basic Coverage Amount is $100,000.

MINIMUM INITIAL PREMIUM                 The minimum premium required to issue a Policy.
                                        It is equal to the Minimum Monthly Premium,
                                        or if the Guaranteed Death
                                        Benefit Rider applies to the Policy, the Monthly Guarantee
                                        Premium.




                                                 47

MINIMUM MONTHLY PREMIUM                 The monthly premium which, if paid, will guarantee that the
                                        Policy will stay in force during the first five Policy
                                        Years. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two
                                        Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

MONTHLY ADMINISTRATIVE CHARGE           A charge included in the Monthly
                                        Deduction, which is intended to reimburse us for ordinary
                                        administrative expenses and distribution expenses.

MONTHLY DEDUCTION                       The amount deducted from the Accumulated Value on
                                        each Monthly Policy Date. It includes the Variable Account
                                        Charge, the Monthly Administrative Charge, the Cost of
                                        Insurance Charge, and the monthly cost of any benefits
                                        provided by Riders.

MONTHLY GUARANTEE PREMIUM               The monthly premium level which will keep the Guaranteed Death
                                        Benefit Rider in force.  If the Guaranteed Death Benefit Rider applies only until the younger Insured's Attained Age 81, then the Monthly
                                        Guarantee Premium will be less than if you elect to have the Guaranteed
                                        Death Benefit Rider apply for the entire lifetimes of the two Insureds.  If the Guaranteed Death Benefit Rider applies to a Policy, the Monthly
                                        Guarantee Premium will be stated in the Policy.

MONTHLY POLICY DATE                     The day in each calendar month which is the same
                                        day of the month as the Date of Issue, or the last day of
                                        any month having no such date, except that whenever the
                                        Monthly Policy Date would otherwise fall on a date other
                                        than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK                      The amount by which the Unadjusted Death Benefit exceeds the
                                        Accumulated Value.

NET PREMIUM                             The remainder of a premium after
                                        the deduction of the Premium Expense
                                        Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED                                 PERIODIC PREMIUM The premium amount
                                        which you plan to pay at the frequency
                                        selected. You may request a reminder
                                        notice and may change the amount of the
                                        Planned Periodic Premium. You are not
                                        required to pay the designated amount.

POLICY ANNIVERSARY                      The same day and month as the Date of Issue in each later year.

POLICY YEAR                             A year that starts on the Date of Issue or on a Policy Anniversary.

PREMIUM EXPENSE CHARGE                  A charge deducted from each premium payment
                                        which has two parts: one to cover the cost of state and
                                        local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

RATE CLASS                              The classification of an Insured for cost of insurance purposes.  The Rate
                                        Classes are: preferred nonsmoker; nonsmoker; preferred smoker;
                                        smoker; substandard and uninsurable.

RIDERS                                  Optional benefits that you may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                        The amount deducted from the
                                        Accumulated Value of the Policy upon
                                        lapse or surrender during the first 10
                                        Policy Years or 10 years following an
                                        increase in Basic Coverage. The
                                        Surrender Charge is shown in the Policy
                                        and is discussed in Appendix B to this
                                        Prospectus.



                                                 48


TARGET PREMIUM                          The premium used in the determination of the amount of the
                                        Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT                Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value; under Option B, the
                                        greater of the Face Amount plus the Accumulated Value, or
                                        the applicable percentage of the Accumulated Value. The
                                        Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                           Each day that the New York Stock Exchange is open for
                                        business other than the day after Thanksgiving and any day on which trading is restricted by directive of the
                                        Securities and Exchange Commission. Unless otherwise
                                        indicated, whenever under a Policy an event occurs or a
                                        transaction is to be effected on a day that is not a
                                        Valuation Date, it will be deemed to have occurred on the
                                        next Valuation Date.

VALUATION PERIOD                        The time between two successive Valuation Days. Each
                                        Valuation Period includes a Valuation Day and any
                                        non-Valuation Day or consecutive non-Valuation Days
                                        immediately preceding it.

WITHDRAWAL                              A payment made at your request pursuant to the right in the
                                        Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the
                                        Withdrawal Amount.



                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES


  The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.


  The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 and a female age 50, each in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B, are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

  The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.


  The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is 0.93%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

  These other asset charges reflect an investment advisory fee of 0.61%, which represents a simple average of the fees incurred by the Portfolios during 2002 and expenses of 0.32%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2002. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges have not been adjusted take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


  The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

  The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

      Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

      Illustrated values may vary based on Policy variations required by individual states.

  Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested and state of issue.

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%


 (NET ANNUAL RATE OF RETURN OF -1.73% IN THE FIRST 10 YEARS and -1.23%
          THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and -1.83% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)


                                                     Guaranteed                               Current
                           Premiums    --------------------------------------  --------------------------------------
                End of    Accumulated                   Cash                                    Cash
                Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                            Interest
                 YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
                 ----       --------      -----        -----       -------        -----        -----       -------

                  1          10,500       7,618          0        1,000,000       7,626          0        1,000,000
                  2          21,525       14,981       4,981      1,000,000       15,004       5,004      1,000,000
                  3          33,101       22,071       12,071     1,000,000       22,117       12,117     1,000,000
                  4          45,256       28,865       18,865     1,000,000       28,940       18,940     1,000,000
                  5          58,019       35,338       25,338     1,000,000       35,448       25,448     1,000,000

                  6          71,420       41,461       33,294     1,000,000       41,611       33,444     1,000,000
                  7          85,491       47,202       41,035     1,000,000       47,398       41,231     1,000,000
                  8         100,266       52,525       48,358     1,000,000       53,064       48,897     1,000,000
                  9         115,779       57,393       55,226     1,000,000       58,615       56,448     1,000,000
                  10        132,068       61,757       61,590     1,000,000       64,043       63,876     1,000,000

                  11        149,171       65,562       65,562     1,000,000       71,028       71,028     1,000,000
                  12        167,130       68,736       68,736     1,000,000       77,878       77,878     1,000,000
                  13        185,986       71,187       71,187     1,000,000       84,578       84,578     1,000,000
                  14        205,786       72,796       72,796     1,000,000       91,104       91,104     1,000,000
                  15        226,575       73,432       73,432     1,000,000       97,433       97,433     1,000,000

                  16        248,404       72,945       72,945     1,000,000      103,534      103,534     1,000,000
                  17        271,324       71,172       71,172     1,000,000      109,370      109,370     1,000,000
                  18        295,390       67,935       67,935     1,000,000      114,892      114,892     1,000,000
                  19        320,660       63,046       63,046     1,000,000      120,038      120,038     1,000,000
                  20        347,193       56,265       56,265     1,000,000      124,735      124,735     1,000,000

                  25        501,135         0            0            0          143,374      143,374     1,000,000

                  30        697,608         0            0            0          130,882      130,882     1,000,000



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%


 (NET ANNUAL RATE OF RETURN OF 4.17% IN THE FIRST 10 YEARS and 4.70% THEREAFTER
              FOR THE CURRENT ILLUSTRATIONS, and 4.06% IN ALL YEARS
                        FOR THE GUARANTEED ILLUSTRATIONS)


                                                     Guaranteed                               Current
                          Premiums     --------------------------------------  --------------------------------------
              End of     Accumulated                   Cash                                    Cash
              Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                           Interest
               YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
               ----        --------      -----        -----       -------        -----        -----       -------

                 1          10,500       8,107          0        1,000,000       8,116          0        1,000,000
                 2          21,525       16,426       6,426      1,000,000       16,452       6,452      1,000,000
                 3          33,101       24,940       14,940     1,000,000       24,993       14,993     1,000,000
                 4          45,256       33,629       23,629     1,000,000       33,719       23,719     1,000,000
                 5          58,019       42,471       32,471     1,000,000       42,608       32,608     1,000,000

                 6          71,420       51,437       43,270     1,000,000       51,632       43,465     1,000,000
                 7          85,491       60,495       54,328     1,000,000       60,760       54,593     1,000,000
                 8         100,266       69,609       65,442     1,000,000       70,253       66,086     1,000,000
                 9         115,779       78,737       76,570     1,000,000       80,129       77,962     1,000,000
                10         132,068       87,830       87,663     1,000,000       90,397       90,230     1,000,000

                11         149,171       96,825       96,825     1,000,000      102,962      102,962     1,000,000
                12         167,130      105,645      105,645     1,000,000      116,077      116,077     1,000,000
                13         185,986      114,189      114,189     1,000,000      129,755      129,755     1,000,000
                14         205,786      122,327      122,327     1,000,000      143,997      143,997     1,000,000
                15         226,575      129,915      129,915     1,000,000      158,810      158,810     1,000,000

                16         248,404      136,786      136,786     1,000,000      174,194      174,194     1,000,000
                17         271,324      142,756      142,756     1,000,000      190,140      190,140     1,000,000
                18         295,390      147,621      147,621     1,000,000      206,635      206,635     1,000,000
                19         320,660      151,161      151,161     1,000,000      223,654      223,654     1,000,000
                20         347,193      153,106      153,106     1,000,000      241,163      241,163     1,000,000

                25         501,135      123,586      123,586     1,000,000      339,422      339,422     1,000,000

                30         697,608         0            0            0          441,506      441,506     1,000,000



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%




      (NET ANNUAL RATE OF RETURN OF 10.06% IN THE FIRST 10 YEARS and 10.62%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and 9.95% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                                                     Guaranteed                               Current
                          Premiums   --------------------------------------  --------------------------------------
              End of     Accumulated                   Cash                                    Cash
              Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                           Interest
               YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
               ----        --------      -----        -----       -------        -----        -----       -------

                 1          10,500       8,598          0        1,000,000       8,607          0        1,000,000
                 2          21,525       17,930       7,930      1,000,000       17,959       7,959      1,000,000
                 3          33,101       28,045       18,045     1,000,000       28,105       18,105     1,000,000
                 4          45,256       38,992       28,992     1,000,000       39,099       29,099     1,000,000
                 5          58,019       50,826       40,826     1,000,000       50,994       40,994     1,000,000

                 6          71,420       63,600       55,433     1,000,000       63,851       55,684     1,000,000
                 7          85,491       77,374       71,207     1,000,000       77,729       71,562     1,000,000
                 8         100,266       92,212       88,045     1,000,000       92,996       88,829     1,000,000
                 9         115,779      108,182      106,015     1,000,000      109,797      107,630     1,000,000
                10         132,068      125,355      125,188     1,000,000      128,281      128,114     1,000,000

                11         149,171      143,803      143,803     1,000,000      150,797      150,797     1,000,000
                12         167,130      163,595      163,595     1,000,000      175,685      175,685     1,000,000
                13         185,986      184,800      184,800     1,000,000      203,187      203,187     1,000,000
                14         205,786      207,475      207,475     1,000,000      233,564      233,564     1,000,000
                15         226,575      231,686      231,686     1,000,000      267,113      267,113     1,000,000

                16         248,404      257,512      257,512     1,000,000      304,159      304,159     1,000,000
                17         271,324      285,046      285,046     1,000,000      345,059      345,059     1,000,000
                18         295,390      314,409      314,409     1,000,000      390,211      390,211     1,000,000
                19         320,660      345,760      345,760     1,000,000      440,061      440,061     1,000,000
                20         347,193      379,279      379,279     1,000,000      495,109      495,109     1,000,000

                25         501,135      588,511      588,511     1,000,000      874,589      874,589     1,000,000

                30         697,608      924,522      924,522     1,000,000     1,507,407    1,507,407    1,582,777


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

      (NET ANNUAL RATE OF RETURN OF -1.73% IN THE FIRST 10 YEARS and -1.23%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and -1.83% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)


                                                  d        Guarantee                                Current
                            Premiums  --------------------------------------  --------------------------------------
                End of    Accumulated                   Cash                                    Cash
                Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                            Interest
                 YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
                 ----       --------      -----        -----       -------        -----        -----       -------

                  1          10,500       7,617          0        1,007,617       7,625          0        1,007,625
                  2          21,525       14,978       4,978      1,014,978       15,001       5,001      1,015,001
                  3          33,101       22,061       12,061     1,022,061       22,107       12,107     1,022,107
                  4          45,256       28,841       18,841     1,028,841       28,915       18,915     1,028,915
                  5          58,019       35,289       25,289     1,035,289       35,398       25,398     1,035,398

                  6          71,420       41,372       33,205     1,041,372       41,522       33,355     1,041,522
                  7          85,491       47,054       40,887     1,047,054       47,249       41,082     1,047,249
                  8         100,266       52,294       48,127     1,052,294       52,849       48,682     1,052,849
                  9         115,779       57,049       54,882     1,057,049       58,326       56,159     1,058,326
                  10        132,068       61,265       61,098     1,061,265       63,671       63,504     1,063,671

                  11        149,171       64,878       64,878     1,064,878       70,560       70,560     1,070,560
                  12        167,130       67,809       67,809     1,067,809       77,301       77,301     1,077,301
                  13        185,986       69,957       69,957     1,069,957       83,877       83,877     1,083,877
                  14        205,786       71,193       71,193     1,071,193       90,258       90,258     1,090,258
                  15        226,575       71,375       71,375     1,071,375       96,421       96,421     1,096,421

                  16        248,404       70,349       70,349     1,070,349      102,328      102,328     1,102,328
                  17        271,324       67,948       67,948     1,067,948      107,934      107,934     1,107,934
                  18        295,390       63,997       63,997     1,063,997      113,182      113,182     1,113,182
                  19        320,660       58,320       58,320     1,058,320      118,001      118,001     1,118,001
                  20        347,193       50,705       50,705     1,050,705      122,303      122,303     1,122,303

                  25        501,135         0            0            0          138,091      138,091     1,138,091

                  30        697,608         0            0            0          117,757      117,757     1,117,757




The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

       (NET ANNUAL RATE OF RETURN OF 4.17% IN THE FIRST 10 YEARS and 4.70%
        THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and 4.06% IN ALL YEARS
                        FOR THE GUARANTEED ILLUSTRATIONS)

                                                      Guaranteed                               Current
                           Premiums   --------------------------------------  --------------------------------------
              End of     Accumulated                   Cash                                    Cash
              Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                           Interest
               YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
               ----        --------      -----        -----       -------        -----        -----       -------

                 1          10,500       8,107          0        1,008,107       8,116          0        1,008,116
                 2          21,525       16,422       6,422      1,016,422       16,449       6,449      1,016,449
                 3          33,101       24,928       14,928     1,024,928       24,981       14,981     1,024,981
                 4          45,256       33,600       23,600     1,033,600       33,690       23,690     1,033,690
                 5          58,019       42,410       32,410     1,042,410       42,547       32,547     1,042,547

                 6          71,420       51,324       43,157     1,051,324       51,518       43,351     1,051,518
                 7          85,491       60,300       54,133     1,060,300       60,564       54,397     1,060,564
                 8         100,266       69,293       65,126     1,069,293       69,958       65,791     1,069,958
                 9         115,779       78,250       76,083     1,078,250       79,716       77,549     1,079,716
                10         132,068       87,104       86,937     1,087,104       89,844       89,677     1,089,844

                11         149,171       95,776       95,776     1,095,776      102,238      102,238     1,102,238
                12         167,130      104,165      104,165     1,104,165      115,148      115,148     1,115,148
                13         185,986      112,142      112,142     1,112,142      128,581      128,581     1,128,581
                14         205,786      119,544      119,544     1,119,544      142,527      142,527     1,142,527
                15         226,575      126,184      126,184     1,126,184      156,984      156,984     1,156,984

                16         248,404      131,851      131,851     1,131,851      171,935      171,935     1,171,935
                17         271,324      136,309      136,309     1,136,309      187,353      187,353     1,187,353
                18         295,390      139,306      139,306     1,139,306      203,197      203,197     1,203,197
                19         320,660      140,570      140,570     1,140,570      219,408      219,408     1,219,408
                20         347,193      139,779      139,779     1,139,779      235,910      235,910     1,235,910

                25         501,135       88,482       88,482     1,088,482      325,636      325,636     1,325,636

                30         697,608         0            0            0          398,523      398,523     1,398,523


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%


      (NET ANNUAL RATE OF RETURN OF 10.06% IN THE FIRST 10 YEARS and 10.62%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and 9.95% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                                                Guaranteed                                Current
                        Premiums   --------------------------------------  --------------------------------------
           End of     Accumulated                  Cash                                    Cash
           Policy        at 5%     Accumulated  Surrender      Death       Accumulated   Surrender     Death
                        Interest
            YEAR        PER YEAR      VALUE       VALUE       BENEFIT         VALUE        VALUE      BENEFIT
            ----        --------      -----       -----       -------         -----        -----      -------

              1          10,500       8,598         0        1,008,598        8,607          0       1,008,607
              2          21,525      17,926       7,926      1,017,926        17,955       7,955     1,017,955
              3          33,101      28,032       18,032     1,028,032        28,092      18,092     1,028,092
              4          45,256      38,958       28,958     1,038,958        39,064      29,064     1,039,064
              5          58,019      50,752       40,752     1,050,752        50,920      40,920     1,050,920

              6          71,420      63,457       55,290     1,063,457        63,707      55,540     1,063,707
              7          85,491      77,119       70,952     1,077,119        77,473      71,306     1,077,473
              8         100,266      91,783       87,616     1,091,783        92,594      88,427     1,092,594
              9         115,779      107,493     105,326     1,107,493       109,210      107,043    1,109,210
             10         132,068      124,287     124,120     1,124,287       127,461      127,294    1,127,461

             11         149,171      142,195     142,195     1,142,195       149,678      149,678    1,149,678
             12         167,130      161,231     161,231     1,161,231       174,189      174,189    1,174,189
             13         185,986      181,389     181,389     1,181,389       201,218      201,218    1,201,218
             14         205,786      202,627     202,627     1,202,627       230,997      230,997    1,230,997
             15         226,575      224,886     224,886     1,224,886       263,791      263,791    1,263,791

             16         248,404      248,082     248,082     1,248,082       299,879      299,879    1,299,879
             17         271,324      272,107     272,107     1,272,107       339,560      339,560    1,339,560
             18         295,390      296,834     296,834     1,296,834       383,149      383,149    1,383,149
             19         320,660      322,115     322,115     1,322,115       430,983      430,983    1,430,983
             20         347,193      347,747     347,747     1,347,747       483,413      483,413    1,483,413

             25         501,135      467,891     467,891     1,467,891       836,592      836,592    1,836,592

             30         697,608      508,338     508,338     1,508,338      1,376,412    1,376,412   2,376,412


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                              JOINT AGE CALCULATION

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step1:  Sex Adjustment
         Make the following adjustment to each insured's age based on sex:

                Male:             Subtract 0
                Female:           Subtract 5

Step2:  Tobacco Adjustment
         Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:

                Male Tobacco:             Add 3
                Female Tobacco:           Add 2

Step3:  Substandard Rating Adjustment:
         Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:

                Table A (125%)          Add 2       Table F (250%)     Add 12
                Table B (150%)          Add 4       Table H (300%)     Add 14
                Table C (175%)          Add 6       Table J (350%)     Add 15
                Table D (200%)          Add 8       Table L (400%)     Add 16
                Table E (225%)          Add 10      Table P (500%)     Add 19

         If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4:  Uninsurables:
         An adjusted age of 100 will be used for all uninsurables.

Step 5:  Age Add-on:
         Take the difference of the adjusted ages and determine the add-on from the following table:
         0                 0
         1-2               1
         3-4               2
         5-6               3
         7-9               4
         10-12             5
         13-15             6
         16-18             7
         19-23             8
         24-28             9
         29-34             10
         35-39             11
         40-44             12
         45-47             13
         48-50             14
         51-53             15
         54-56             16
         57-60             17
         61-64             18
         65-69             19
         70-75             20
         76-85             21

Step 6:  Joint Age:
         Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

                      Target Premiums and Surrender Charges
                   (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.


                         INITIAL      LEVEL                            INITIAL      LEVEL
    JOINT    TARGET     SURRENDER    PERIOD       JOINT    TARGET     SURRENDER    PERIOD
     AGE     PREMIUM     CHARGE    (IN YEARS)      AGE     PREMIUM     CHARGE    (IN YEARS)
     ---     -------     ------    ----------      ---     -------     ------    ----------
 15 OR LESS   2.40        2.40          5          53      11.70       11.70          5
     16       2.50        2.50          5          54      12.90       12.90          5
     17       2.60        2.60          5          55      14.05       14.05          5
     18       2.65        2.65          5          56      15.25       15.25          5
     19       2.75        2.75          5          57      16.45       16.45          5
     20       2.80        2.80          5          58      17.65       17.65          5
     21       2.90        2.90          5          59      18.80       18.80          5
     22       3.00        3.00          5          60      20.00       20.00          5
     23       3.10        3.10          5          61      20.75       20.75          5
     24       3.20        3.20          5          62      21.50       21.50          5
     25       3.30        3.30          5          63      22.70       22.70          5
     26       3.35        3.35          5          64      23.90       23.90          5
     27       3.45        3.45          5          65      25.05       25.05          5
     28       3.60        3.60          5          66      26.25       26.25          5
     29       3.70        3.70          5          67      27.45       27.45          5
     30       3.80        3.80          5          68      28.65       28.65          5
     31       3.90        3.90          5          69      29.80       29.80          5
     32       4.00        4.00          5          70      31.00       31.00          5
     33       4.15        4.15          5          71      31.75       31.75          5
     34       4.30        4.30          5          72      32.50       32.50          5
     35       4.50        4.50          5          73      33.45       33.45          5
     36       4.70        4.70          5          74      34.40       34.40          5
     37       4.85        4.85          5          75      35.30       35.30          5
     38       5.05        5.05          5          76      36.25       36.25          5
     39       5.30        5.30          5          77      37.20       37.20          5
     40       5.50        5.50          5          78      38.15       38.15          4
     41       5.65        5.65          5          79      39.05       39.05          4
     42       5.80        5.80          5          80      40.00       40.00          3
     43       6.35        6.35          5          81      40.00       41.00          3
     44       6.85        6.85          5          82      40.00       42.00          3
     45       7.40        7.40          5          83      40.00       43.00          2
     46       7.90        7.90          5          84      40.00       44.00          2
     47       8.45        8.45          5          85      40.00       45.00          1
     48       8.95        8.95          5          86      40.00       46.00          1
     49       9.50        9.50          5          87      40.00       47.00          1
     50      10.00       10.00          5          88      40.00       48.00          1
     51      10.25       10.25          5          89      40.00       49.00          0
     52      10.50       10.50          5          90      40.00       50.00          0



                                   APPENDIX C

                      New York Surrender Charge Information

                       SENTINEL ESTATE PROVIDER - NEW YORK
                      Target Premiums and Surrender Charges
                   (Annual rates per $1,000 of Basic Coverage)


The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.




                       Initial   Level                              Initial    Level
            Target     Surrender Period                  Target     Surrender  Period
 Joint Age   Premium    Charge    (years)      Joint Age  Premium     Charge    (years)
--------------------------------------------   ------------------------------------------

 Up to 15         2.40      2.40     5            53          11.70      11.70     5
    16            2.50      2.50     5            54          12.90      12.90     5
    17            2.60      2.60     5            55          14.05      14.05     5
    18            2.65      2.65     5            56          15.25      15.25     4
    19            2.75      2.75     5            57          16.45      16.31     4
    20            2.80      2.80     5            58          17.65      16.99     4
    21            2.90      2.90     5            59          18.80      17.36     4
    22            3.00      3.00     5            60          20.00      18.59     3
    23            3.10      3.10     5            61          20.75      19.50     3
    24            3.20      3.20     5            62          21.50      19.99     3
    25            3.30      3.30     5            63          22.70      21.06     3
    26            3.35      3.35     5            64          23.90      21.63     3
    27            3.45      3.45     5            65          25.05      22.89     3
    28            3.60      3.60     5            66          26.25      23.53     3
    29            3.70      3.70     5            67          27.45      24.96     3
    30            3.80      3.80     5            68          28.65      25.66     3
    31            3.90      3.90     5            69          29.80      27.25     3
    32            4.00      4.00     5            70          31.00      28.04     3
    33            4.15      4.15     5            71          31.75      28.84     3
    34            4.30      4.30     5            72          32.50      29.66     3
    35            4.50      4.50     5            73          33.45      31.60     3
    36            4.70      4.70     5            74          34.40      32.54     3
    37            4.85      4.85     5            75          35.30      33.50     3
    38            5.05      5.05     5            76          36.25      34.49     3
    39            5.30      5.30     5            77          37.20      36.80     3
    40            5.50      5.50     5            78          38.15      37.94     3
    41            5.65      5.65     5            79          39.05      39.13     3
    42            5.80      5.80     5            80          40.00      40.37     3
    43            6.35      6.35     5            81          40.00      41.00     3
    44            6.85      6.85     5            82          40.00      42.00     3
    45            7.40      7.40     5            83          40.00      43.00     3
    46            7.90      7.90     5            84          40.00      44.00     3
    47            8.45      8.45     5            85          40.00      45.00     3
    48            8.95      8.95     5            86          40.00      46.00     2
    49            9.50      9.50     5            87          40.00      47.00     2
    50           10.00     10.00     5            88          40.00      48.00     2
    51           10.25     10.25     5            89          40.00      49.00     2
    52           10.50     10.50     5            90          40.00      50.00     2

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

National Life Insurance Company...............................................1
National Variable Life Insurance Account......................................1
The Portfolios................................................................1
Premiums......................................................................1
Distribution of the Policies..................................................2
Contractual Arrangements between National Life and the Funds Investment
Advisors or Distributors......................................................3
Terms of Underlying Fund Participation Agreements.............................4
Underwriting Procedures.......................................................5
Increases in Face Amount......................................................6
Other Policy Provisions.......................................................6
     Indefinite Policy Duration...............................................6
     The Contract.............................................................7
     Ownership
     Beneficiary
     Change of Owner and Beneficiary..........................................7
     Split Dollar Arrangements................................................7
     Assignments..............................................................7
     Suicide..................................................................8
     Dividends................................................................9
     Correspondence...........................................................9
     Settlement Options.......................................................9
Optional Benefits............................................................11
     Policy Split Option.....................................................11
     Estate Preservation Rider...............................................11
     Term Rider..............................................................11
     Continuing Coverage Rider...............................................12
     Enhanced Death Benefit Rider............................................12
     Automatic Increase Rider................................................15
Automated Fund Transfer Features.............................................10
     Dollar Cost Averaging...................................................10
     Portfolio Rebalancing...................................................10
Advertising..................................................................18
Money Market Subaccount Yields...............................................19
Total Return.................................................................20
Policy Reports...............................................................25
Insurance Marketplace Standards Association..................................25
Records......................................................................25
Legal Matters................................................................26
Experts......................................................................26
Financial Statements.........................................................26

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-537-7003. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.



























Investment Company Act of 1940 Registration File No. 811-

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT




 SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION









                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604




           This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Estate Provider Survivorship Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-537-7003, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.







                                Dated May 1, 2003

                                TABLE OF CONTENTS

                                                                           PAGE

National Life Insurance Company...............................................1
National Variable Life Insurance Account......................................1
The Portfolios................................................................1
Premiums 1
Distribution of the Policies..................................................1
Contractual Arrangements between National Life and the Funds
  Investment Advisors or Distributor......................................... 2
Terms of Underlying Fund Participation Agreements.............................3
Underwriting Procedures.......................................................4
Increases in Face Amount......................................................5
Other Policy Provisions.......................................................5
Optional Benefits.............................................................8
         Policy Split Option..................................................8
         Estate Preservation Rider............................................9
         Term Rider...........................................................9
         Continuing Coverage Rider............................................9
Enhanced Death Benefit Rider..................................................10
Automatic Increase Rider......................................................10
Automated Fund Transfer Features..............................................10
Advertising...................................................................11
Money Market Subaccount Yields................................................12
Total Return..................................................................13
Policy Reports................................................................15
Insurance Marketplace Standards Association...................................16
Records  16
Legal Matters.................................................................16
Experts.......................................................................16
Financial Statements..........................................................16
Financial Statements.........................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Variable Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC.

The independent public accountant for the Variable Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Variable Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

  CREDIT TO HOME OFFICE EMPLOYEES. We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:



----------------- ------------------------------------------- --------------------------------------------------------
Fiscal year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by ESI After
                  ESI*                                        Payments to its Registered Persons and Other
                                                              Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------
2000                               $267,745                                             $ 0
2001                               $347,765                                             $ 0
2002                               $561,499                                             $ 0
----------------- ------------------------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of ESI.



ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life.


National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2002, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:


----------------------------------------------------- ---------------------- ---------------------------------
                                                                             REVENUES NATIONAL LIFE RECEIVED
                     PORTFOLIOS OF THE                     % OF ASSETS                 DURING 2002
----------------------------------------------------- ---------------------- ---------------------------------
Alger American Fund                                           0.10%          $67
----------------------------------------------------- ---------------------- ---------------------------------
American Century Variable Portfolios, Inc.                    0.20%          $1,899
----------------------------------------------------- ---------------------- ---------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.                0.20%          $ 0
----------------------------------------------------- ---------------------- ---------------------------------
Fidelity VIP Funds                                            0.10%*         $5,656
----------------------------------------------------- ---------------------- ---------------------------------
INVESCO Variable Investment Funds, Inc.                       0.25%          $237
----------------------------------------------------- ---------------------- ---------------------------------
J.P. Morgan Series Trust II                                   0.20%          $898
----------------------------------------------------- ---------------------- ---------------------------------
Neuberger Berman Advisers Management Trust                    0.15%          $338
----------------------------------------------------- ---------------------- ---------------------------------
Strong VIF and Opportunity Fund II                            0.20%          $1,674
----------------------------------------------------- ---------------------- ---------------------------------

*0.05% with respect to the Index 500 Portfolio.


These arrangements may change from time to time, and may include more Funds in the future.


TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

        -   preferred nonsmoker
        -   nonsmoker
        -   preferred smoker
        -   smoker
        -   substandard, and
            uninsurable.

  The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

     -   each Insured's Issue Age
     -   each Insured's sex
     -   the substandard or uninsurable status of either Insured, if applicable
     -   the coverage's Duration
     - whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and - the 1980 Commissioners Standard Ordinary Mortality Table.

  The actual cost of insurance rates used ("current rates") will depend on:

     -   each Insured`s sex
     -   each Insured's Rate Class
     -   each Insured's Issue Age
     -   the coverage's Duration
     - whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
     -   our expectation of future mortality experience.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

  OTHER POLICY PROVISIONS

       INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

       THE CONTRACT. The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       OWNERSHIP. The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

       BENEFICIARY. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

       CHANGE OF OWNER AND BENEFICIARY. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

       SPLIT DOLLAR ARRANGEMENTS. You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

       For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

       The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

       ASSIGNMENTS. You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

         SUICIDE. If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

       If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

         DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

       CORRESPONDENCE. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

       SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

                  PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

                  PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

                  PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

                  PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

                  LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

                  JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

                  50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

  We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

       The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

  POLICY SPLIT OPTION

         If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

         The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

         There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.

         The tax consequences associated with the Policy Split Option are unclear. See "Tax Treatment of Policy Benefits, in the prospectus.


         THE POLICY SPLIT OPTION IS NOT AVAILABLE IN PENNSYLVANIA OR NEW YORK.

  ESTATE PRESERVATION RIDER

         The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

         The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

         Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

         The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

  TERM RIDER

         The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

         Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.

  CONTINUING COVERAGE RIDER

         The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

         On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

         The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

         The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

         THE CONTINUING COVERAGE RIDER IS NOT AVAILABLE IN TEXAS, MARYLAND OR NEW YORK.

  ENHANCED DEATH BENEFIT RIDER

  The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

  Target Age - 4:  4%    Target Age -1:  16%              Attained Age - 97: 12%
  Target Age - 3:  8%    Target Age through Age 95:  20%  Attained Age - 98:  8%
  Target Age - 2:  12%   Attained Age - 96:  16%          Attained Age - 99:  4%

         The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

         There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

         This Rider is available only at issue, and only where the younger Insured's Issue Age is 80 or less.

         THE ENHANCED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS.


AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

       You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

       If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

       Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

  PORTFOLIO REBALANCING

       You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

       If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

ADVERTISING

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a subaccount are based on the investment performance of the corresponding portfolio. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds. In advertising and sales literature, the performance of each subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive. Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. You also should refer to your personalized illustrations which illustrate variations of the Death Benefit, Policy values, and accumulated payments under your Policy.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account. For purposes of calculating current yields for a Policy, an average per unit administration fee is used based on the $7.50 Monthly Administrative Charge deducted monthly on the Monthly Policy Date. The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types of quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period. The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 2002 were 0.02% and 0.02%, respectively.


TOTAL RETURN

The total return of a subaccount refers to return quotations assuming an investment under a Policy has been held in the subaccount for various periods of time. For periods prior to the date a subaccount commenced operations, performance information for Policies funded by that subaccount will be calculated based on the performance of the corresponding portfolio and the assumption that the subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar month or quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the subaccount from the beginning date of the measuring period to the end of that period.

Because of the charges and deductions imposed under a Policy, performance data for the subaccounts will be lower than performance data for their corresponding portfolios. The performance of a subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. When a portfolio has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the subaccounts may include information for the period before the Policies were registered under the Securities Act of 1933, from the inception of the portfolios, with the level of Policy charges currently in effect. Each of the Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the subaccounts for periods prior to the inception of the subaccounts. Sentinel Variable Products Trust is affiliated with us; none of the other Funds is affiliated with us. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

The following table shows average annual total return performance information for the subaccounts, based on the periods that the portfolios have been in existence. This performance information may quote average annual total returns for periods prior to the date a subaccount commenced operations. The performance information for the subaccounts will be calculated based on the performance of the portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect, and that the subaccount invested in the specified Portfolios since their inception. The returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the Premium Tax Charge, Monthly Administrative Charge, and the

Variable Account Charge ("Common Charges"). However, charges such as Surrender Charges and cost of insurance charges, which are based on certain factors, such as sex, Issue Age or actual age, Rate Class, Policy Year, Face Amount, or Net Amount at Risk, and which therefore vary with each Policy, are not reflected in the rates of return shown below, nor are any charges assessed on Withdrawal, transfer, or increase in Face Amount ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.




                                                1 Year to    5 Years to   10 Years to   Life of Portfolio    Date of Portfolio
                                                12/31/2002   12/31/2002   12/31/2002       to 12/31/02           Inception
---------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                            -25.1%          N/A           N/A               -14.9%           11/30/2000
Sentinel VPT Growth Index                            -31.2%          N/A           N/A               -24.5%           11/30/2000
Sentinel VPT Mid Cap Growth                          -31.2%          N/A           N/A               -26.9%           11/30/2000
Sentinel VPT Money Market                             -8.2%          N/A           N/A                -2.6%           11/30/2000
Sentinel VPT Small Company                           -22.0%          N/A           N/A                -6.3%           11/30/2000
Sentinel VPT Bond                                       N/A          N/A           N/A                  N/A           05/01/2003
Sentinel VPT Balanced                                   N/A          N/A           N/A                  N/A           05/01/2003
Alger American Growth                                -39.3%        -2.8%          7.2%                10.1%           01/09/1989
Alger American Leveraged AllCap                      -40.1%         0.5%           N/A                11.4%           01/25/1995
Alger American Small Capitalization                  -33.2%       -11.4%         -0.6%                 6.8%           09/21/1998
American Century VP Income & Growth                  -26.9%        -3.0%           N/A                -1.6%           10/30/1997
American Century VP Value                            -20.8%         1.0%           N/A                 5.9%           05/01/1996
Dreyfus Socially Responsible Growth Fund             -35.6%        -6.5%           N/A                 4.8%           10/07/1993
Fidelity VIP Fund - Equity Income                    -24.7%        -2.5%          7.8%                 8.3%           10/09/1986
Fidelity VIP Fund - Growth                           -36.7%        -3.1%          6.4%                 8.8%           10/09/1986
Fidelity VIP Fund - High Income                       -6.3%        -8.7%          1.5%                 5.2%           09/19/1985
Fidelity VIP Fund - Overseas                         -27.8%        -6.6%          2.7%                 2.6%           01/28/1987
Fidelity VIP Fund - Contrafund                       -17.8%         0.9%           N/A                10.3%           01/03/1995
Fidelity VIP Fund - Index 500                        -29.5%        -3.6%          7.0%                 7.4%           08/27/1992
INVESCO VIF Dynamics                                 -38.3%        -6.1%           N/A                -5.1%           08/25/1997
INVESCO VIF Health Sciences                          -31.5%         2.4%           N/A                 3.8%           05/22/1997
INVESCO VIF Technology                               -51.9%        -9.0%           N/A                -5.9%           05/21/1997
JPMorgan International Opportunities                 -26.0%        -7.1%           N/A                -1.1%           01/03/1995
JPMorgan Small Company                               -29.0%        -5.4%           N/A                 4.9%           01/03/1995
Neuberger Berman AMT Partners                        -31.3%        -6.3%           N/A                 6.1%           03/22/1994
Strong Mid Cap Growth Fund                           -43.4%        -4.8%           N/A                 0.1%           12/31/1996
Strong Opportunity Fund II, Inc.                     -33.7%         0.0%          8.7%                 9.9%           05/08/1992



EFFECT OF MONTHLY ADMINISTRATIVE FEE ON PERFORMANCE DATA. The Policy provides for a $7.50 Monthly Administrative Charge deducted monthly on the policy processing day from the subaccounts and the General Account based on the proportion that the value of each account bears to the total Policy account value. For purposes of reflecting these monthly charges in yield and total return quotations, an average Policy value at fund inception is assumed.

We may also provide in sales literature or advertisements quotations of the investment performance of the portfolios without including the effect of Common Charges imposed at the subaccount level. This performance information does not reflect the effect of Variable Account Charge, cost of insurance, Policy expenses, or potential surrender charges. IF THESE CHARGES WERE INCLUDED, THE

TOTAL RETURNS WOULD BE SIGNIFICANTLY LOWER. The table below shows average annual total return performance information on this basis:



                                                   1 Year to   5 Years to    10 Years to  Life of Portfolio       Date of Portfolio
                                                   12/31/2002  12/31/2002    12/31/2002      to 12/31/02               Inception
----------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                              -17.3%           N/A           N/A             -10.3%           11/30/2000
Sentinel VPT Growth Index                              -24.0%           N/A           N/A             -20.4%           11/30/2000
Sentinel VPT Mid Cap Growth                            -24.1%           N/A           N/A             -22.8%           11/30/2000
Sentinel VPT Money Market                                1.3%           N/A           N/A               2.7%           11/30/2000
Sentinel VPT Small Company                             -13.9%           N/A           N/A              -1.3%           11/30/2003
Sentinel VPT Bond                                         N/A           N/A           N/A                N/A           05/01/2003
Sentinel VPT Balanced                                     N/A           N/A           N/A                N/A           05/01/2003
Alger American Growth                                  -33.0%         -0.1%          9.2%              12.1%           01/09/1989
Alger American Leveraged AllCap                        -33.9%          3.3%           N/A              13.6%           01/25/1995
Alger American Small Capitalization                    -26.2%         -8.9%          1.3%               8.5%           09/01/1988
American Century VP Income & Growth                    -19.4%         -0.2%           N/A               1.2%           10/30/1997
American Century VP Value                              -12.6%          3.9%           N/A               8.4%           05/01/1996
Dreyfus Socially Responsible Growth Fund               -28.9%         -3.8%           N/A               7.1%           10/07/1993
Fidelity VIP Fund - Equity Income                      -16.9%          0.3%          9.8%              10.0%           10/09/1986
Fidelity VIP Fund - Growth                             -30.1%         -0.4%          8.4%              10.4%           10/09/1986
Fidelity VIP Fund - High Income                          3.4%         -6.0%          3.5%               6.8%           09/19/1985
Fidelity VIP Fund - Overseas                           -20.3%         -3.9%          4.7%               4.2%           01/28/1987
Fidelity VIP Fund - Contrafund                          -9.3%          3.7%           N/A              12.3%           01/03/1995
Fidelity VIP Fund - Index 500                          -22.2%         -0.8%          9.0%               9.4%           08/27/1992
Fidelity VIP Fund - Investment Grade Bond               10.3%          7.5%          7.3%               8.0%           12/05/1988
INVESCO VIF Dynamics                                   -31.9%         -3.4%           N/A              -2.6%           08/25/1997
INVESCO VIF Health Sciences                            -24.5%          5.2%           N/A               6.5%           05/22/1997
INVESCO VIF Technology                                 -46.8%         -6.4%           N/A              -3.4%           05/21/1997
JPMorgan International Opportunities                   -18.3%         -4.5%           N/A               0.8%           01/03/1995
JPMorgan Small Company                                 -21.7%          0.6%           N/A               7.1%           01/03/1995
Neuberger Berman AMT Partners                          -24.1%         -3.6%           N/A               7.5%           03/22/1994
Strong Mid Cap Growth Fund                             -37.5%         -2.1%           N/A               2.6%           12/31/1996
Strong Opportunity Fund II, Inc.                       -26.8%          2.8%         10.8%              11.7%           07/02/1997

POLICY REPORTS

At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

    o    the Face Amount;
    o    the current Death Benefit;
    o    any Policy loans and accrued interest;
    o    the current Accumulated Value;
    o    the non-loaned Accumulated Value in the Fixed Account;
    o    the amount held as Collateral in the Fixed Account;
    o    the value in each subaccount of the Variable Account;
    o    premiums paid since the last report;
    o    charges deducted since the last report;
    o    any Withdrawals since the last report; and
    o    the current Cash Surrender Value.

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment
Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

INSURANCE MARKETPLACE STANDARDS ASSOCIATION

National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES


                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      160 Federal Street
                                                      Boston MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants

To the Board of Directors and Stockholder of National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of natiional Life Insurance Company and its subsidiaries (National Life) at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Natiional Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United Statates of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in note 2 to the consolidated financial statements, National Life changed its method of accounting for goodwill and certain other intangible assets in 2002. As discussed in notes 2 and 3 to the consolidated statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.


/s/ PRICEWATERHOUSECOOPERS, LLP
-------------------------------
Boston, Massachusetts
February 28, 2003





NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002           2001
-------------------------------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                                                    $    98,857   $   199,266
Available-for-sale debt securities                                             6,342,950     5,568,734
Available-for-sale equity securities                                             160,643       177,496
Trading equity securities                                                         20,097        23,083
Mortgage loans                                                                 1,279,723     1,239,861
Policy loans                                                                     737,778       752,142
Real estate investments                                                           35,489        36,191
Other invested assets                                                            154,536       171,864
-------------------------------------------------------------------------------------------------------
Total cash and invested assets                                                 8,830,073     8,168,637
Deferred policy acquisition costs                                                580,144       577,861
Accrued investment income                                                        119,038       121,063
Premiums and fees receivable                                                      23,318        24,085
Deferred income taxes                                                             41,091        49,627
Amounts recoverable from reinsurers                                              370,369       362,305
Present value of future profits of insurance acquired                             70,746        87,579
Property and equipment, net                                                       48,011        51,684
Federal income tax recoverable                                                     7,229          --
Other assets                                                                     144,702       137,899
Separate account assets                                                          493,929       523,329
-------------------------------------------------------------------------------------------------------
Total assets                                                                 $10,728,650   $10,104,069
=======================================================================================================
LIABILITIES:
Policy benefit liabilities                                                   $ 4,375,566   $ 4,255,082
Policyholders' accounts                                                        4,151,159     3,752,855
Policyholders' deposits                                                           67,673        48,640
Policy claims payable                                                             34,295        49,304
Policyholders' dividends                                                         198,896       109,950
Amounts payable to reinsurers                                                     17,164        19,573
Collateral held on loaned securities                                              17,763        23,551
Federal income tax payable                                                          --           5,860
Other liabilities and accrued expenses                                           127,468       138,373
Pension and other post-retirement benefit obligations                            166,247       142,389
Debt                                                                              69,706        72,101
Separate account liabilities                                                     493,929       523,329
-------------------------------------------------------------------------------------------------------
Total liabilities                                                              9,719,866     9,141,007
-------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                                 5,259        12,137

STOCKHOLDER'S EQUITY:
Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
shares issued and outstanding)                                                     2,500         2,500
Additional paid-in capital                                                         5,000         5,000
Retained earnings                                                                950,081       933,728
Accumulated other comprehensive income                                            45,944         9,697
-------------------------------------------------------------------------------------------------------
Total stockholder's equity                                                     1,003,525       950,925
-------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and stockholder's equity               $10,728,650   $10,104,069
=======================================================================================================




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                      F-3






NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002            2001
--------------------------------------------------------------------------------------------------------
REVENUES:
Insurance premiums                                                           $   392,053    $   377,596
Policy and contract charges                                                       89,087         76,850
Net investment income                                                            566,922        552,084
Net realized losses                                                              (37,513)        (9,868)
Change in value of trading equity securities                                      (3,669)        (2,616)
Mutual fund commission and fee income                                             55,658         57,581
Other income                                                                      16,335         16,314
--------------------------------------------------------------------------------------------------------
Total revenues                                                                 1,078,873      1,067,941
--------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Increase in policy liabilities                                                   126,161        134,876
Policy benefits                                                                  339,869        312,010
Policyholders' dividends                                                         128,062        113,404
Index and interest credited to equity indexed policyholders'
accounts, net of option investments                                               22,451         42,326
Interest credited to non-indexed policyholders' accounts                         153,825        144,131
Operating expenses                                                               179,407        170,312
Change in sales practice remediation provision                                    (5,373)       (13,802)
Restructuring charge - mainframe computer operations                                --            6,487
Policy acquisition expenses, net                                                 105,287         86,041
--------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    1,049,689        995,785
--------------------------------------------------------------------------------------------------------
Income before income taxes, minority interests, and cumulative effects            29,184         72,156

Income tax expense                                                                   904         17,540
--------------------------------------------------------------------------------------------------------
Income before minority interests and cumulative effects                           28,280         54,616

Minority interests                                                                 1,927          4,725
--------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECTS                                                  26,353         49,891

Cumulative effect of adoption of Financial Accounting Standard #133                 --               81

Cumulative effect of adoption of Emerging Issues Task Force #99-20                  --           (2,133)
--------------------------------------------------------------------------------------------------------
NET INCOME                                                                   $    26,353    $    47,839
========================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS




                                      F-4

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002            2001
--------------------------------------------------------------------------------------------------------
Net income                                                                   $    26,353    $    47,839

OTHER COMPREHENSIVE INCOME:
Unrealized gain on available-for-sale securities, net                             51,017         31,323
Change in minimum pension liability, net                                         (14,770)          --
--------------------------------------------------------------------------------------------------------
Total comprehensive income                                                   $    62,600    $    79,162
=======================================================================================================



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                      2002           2001
--------------------------------------------------------------------------------------------------------

COMMON STOCK:
Balance at January 1 and December 31                                         $     2,500    $     2,500
=======================================================================================================

ADDITIONAL PAID-IN CAPITAL:
Balance at January 1 and December 31                                         $     5,000    $     5,000
=======================================================================================================

RETAINED EARNINGS:
Balance at January 1                                                         $   933,728    $   885,889
Net income                                                                        26,353         47,839
Dividend to stockholder                                                          (10,000)          --
--------------------------------------------------------------------------------------------------------
Balance at December 31                                                       $   950,081    $   933,728
=======================================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance at January 1                                                         $     9,697    $   (21,626)
Unrealized gain on available-for-sale securities, net                             51,017         31,323
Change in minimum pension liability, net                                         (14,770)          --
--------------------------------------------------------------------------------------------------------
Balance at December 31                                                       $    45,944    $     9,697
=======================================================================================================
TOTAL STOCKHOLDER'S EQUITY:
Balance at December 31                                                       $ 1,003,525    $   950,925
=======================================================================================================



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS



                                      F-5

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                     2002         2001
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                   $    26,353    $    47,839

Adjustments to reconcile net income to net cash provided by operating activities: Change in:
Accrued investment income                                                          2,025         (1,097)
Policy acquisition costs                                                         (50,400)       (40,764)
Policy liabilities                                                               119,489         90,557
Other liabilities                                                                  6,197          9,502
Provision for deferred income taxes                                              (11,821)         3,449
Net realized loss                                                                 37,513          9,868
Amortization of present value of future profits of insurance acquired              9,478          8,448
Depreciation                                                                       2,607          3,417
Other                                                                             25,274          6,760
--------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                        166,715        137,979
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and repayments of investments                  2,166,608      2,160,858
Cost of investments acquired                                                  (2,793,117)    (2,546,580)
Acquisition of Sigma                                                             (14,188)          --
Change in policy loans                                                            14,364         12,580
Other                                                                              2,148        (11,102)
--------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                           (624,185)      (384,244)
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' deposits, including interest credited                             697,155        611,127
Policyholders' withdrawals, including policy charges                            (298,863)      (369,511)
Net change in securities lending liabilities                                      (5,788)        (2,380)
Net decrease in borrowings                                                       (35,134)        (1,995)
Dividend to stockholder                                                          (10,000)          --
Other                                                                              9,691        (50,517)
--------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                        357,061        186,724
--------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                       (100,409)       (59,541)

CASH AND CASH EQUIVALENTS:
Beginning of year                                                                199,266        258,807
--------------------------------------------------------------------------------------------------------
End of year                                                                  $    98,857    $   199,266
========================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. National Life also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life, was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". National Life employs approximately 1,000 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp
(NLVF), which is the wholly-owned subsidiary of National Life Holding Company
(NLHC). The combined entity of NLHC, NLVF, and the Company is known as National Life Group. See Note 13 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 12 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 33 general agencies in major metropolitan areas, a system of managing general agents and independent brokers throughout the United States of America. The Company has in excess of 345,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 25% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $2.7 billion of net assets represent fifteen mutual funds managed on behalf of about 157,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance companies, Life Insurance Company of the Southwest (LSW), and Insurance Investors Life Insurance Company (IIL); and its wholly-owned non-insurance subsidiary, NLCAP. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be other than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Trading equity securities are reported at estimated fair value. Realized and unrealized losses on trading equity securities are included in change in value of trading equity securities.

Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cashflows. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in realized gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment. Impairments are recorded if projected future earnings are less than the carrying value of the investment.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations as a component of index and interest credited to equity indexed policyholders' accounts, net of option investments.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Future gross margins or profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, and contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2006. Continuation of the current interest rate environment, and commensurate reductions in gross margins or profits, would increase amortization of deferred policy acquisition costs by $7.5 million.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (before deduction of fund fees and mortality and expense charges) of 8% in 2003 and 9% thereafter.

During 2002, the Company updated its deferred acquisition cost life insurance mortality assumptions to reflect differing expectations for Closed Block contracts (see Note 12) and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after-tax earnings by $3.9 million. In addition, the Company revised its surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. Present value of future profits is adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impairment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill and other intangible assets at December 31, 2002 and 2001 were $15.3 million and $3.8 million, respectively. Goodwill amortization recorded in 2001 was $0.7 million. There were no reductions in goodwill or other intangible assets due to impairment during 2002.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses. Separate account startup investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 3% to 4.5%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 4% to 4.5%. These guaranteed minimum rates are before deduction for any administrative or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect at issue to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2002, was fifty-six. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in the reserve reflected in policyholder benefits.

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 12 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held at interest for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2002. The income tax return will include all members within the National Life Group except LSW and IIL. LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interest during 2002.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale debt securities and cost for available-for-sale equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                         Gross        Gross
                                                       Unrealized   Unrealized  Estimated Fair
            2002                             Cost        Gains       Losses        Value
----------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and
  equity securities:
    U.S. government obligations          $   39,830   $    1,874   $       17   $   41,687
    Government agencies, authorities
     and subdivisions                        83,977       13,128         --         97,105
    Public utilities                        833,968       53,164       53,680      833,452
    Corporate                             2,199,082      194,301       41,595    2,351,788
    Private placements                      817,801       65,289       20,405      862,685
    Mortgage-backed securities            2,082,899       73,400           66    2,156,233
----------------------------------------------------------------------------------------------
      Total AFS debt securities           6,057,557      401,156      115,763    6,342,950
    Preferred stocks                        124,039       11,718          324      135,433
    Common stocks                            26,016           22          828       25,210
----------------------------------------------------------------------------------------------
      Total AFS equity securities           150,055       11,740        1,152      160,643
----------------------------------------------------------------------------------------------
        Total AFS debt and equity
          securities                     $6,207,612   $  412,896   $  116,915   $6,503,593
==============================================================================================

            2001
----------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations            $   36,761   $    2,172   $      553   $   38,380
  Government agencies, authorities and
  subdivisions                               89,900        6,969           83       96,786
  Public utilities                          754,089       20,929       16,726      758,292
  Corporate                               2,484,135      103,802       54,017    2,533,920
  Private placements                        855,105       33,866       18,748      870,223
  Mortgage-backed securities              1,258,971       20,232        8,070    1,271,133
----------------------------------------------------------------------------------------------
    Total AFS debt securities             5,478,961      187,970       98,197    5,568,734
  Preferred stocks                          146,222        4,202        1,061      149,363
  Common stocks                              37,183          167        9,217       28,133
----------------------------------------------------------------------------------------------
    Total AFS equity securities             183,405        4,369       10,278      177,496
----------------------------------------------------------------------------------------------
    Total AFS debt and equity
       securities                        $5,662,366   $  192,339   $  108,475   $5,746,230
==============================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):



                                                                      2002         2001
-----------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities              $ 212,117    $ 120,331
Net unrealized losses on separate accounts                              (526)        (754)
Related deferred policy acquisition costs                            (48,117)      (9,976)
Related present value of future profits of insurance acquired         (7,355)      (4,787)
Related deferred income taxes                                        (27,617)     (16,809)
Related policyholder dividend obligation                             (77,485)     (56,682)
-----------------------------------------------------------------------------------------
   Increase in net unrealized gains                                   51,017       31,323
Balance, beginning of year                                             9,697      (21,626)
-----------------------------------------------------------------------------------------
Balance, end of year                                               $  60,714    $   9,697
==========================================================================================


                                                                        2002         2001
-----------------------------------------------------------------------------------------
Balance, end of year includes:
   Net unrealized gains on available-for-sale securities           $ 295,981    $  83,864
   Net unrealized gains on separate accounts                           2,015        2,541
   Related deferred policy acquisition costs                         (59,541)     (11,424)
   Related present value of future profits of insurance acquired     (10,793)      (3,438)
   Related deferred income taxes                                     (32,781)      (5,164)
   Related policyholder dividend obligation                         (134,167)     (56,682)
-----------------------------------------------------------------------------------------
Balance, end of year                                               $  60,714    $   9,697
=========================================================================================


Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2002 and 2001 of $51.1 million and $31.3 million is presented net of reclassifications to net income for net realized losses during the period of $(35.1) million and $(20.4) million and net of tax and deferred acquisition cost offsets of $(24.1) million and $(13.8) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2002 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                  Amortized      Estimated Fair
                                                    Cost             Value
     --------------------------------------------------------------------------
     Due in one year or less                     $  246,046      $  246,950
     Due after one year through five years        1,359,760       1,436,285
     Due after five years through ten years       1,511,732       1,581,912
     Due after ten years                            857,120         921,570
     Mortgage-backed securities                   2,082,899       2,156,233
     --------------------------------------------------------------------------
     Total                                       $6,057,557      $6,342,950
     ==========================================================================


Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2002 and 2001, were $1,559.1 million and $1,544.9 million, respectively. Gross realized gains on available-for-sale debt securities for the years ended December 31, 2002 and 2001, were $42.4 million and $36.5 million, respectively. Gross realized losses on available-for-sale debt securities for the years ended December 31, 2002 and 2001, were $61.1 million and $45.1 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2002 and 2001, were $3.2 million and $1.0 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2002 and 2001, were $14.5 million and $2.7 million, respectively.

The following summarizes the components of net realized losses by investment category as of December 31 (in thousands):


                                                      2002            2001
       ---------------------------------------------------------------------
       Available-for-sale debt securities          $(18,686)       $ (8,634)
       Available-for-sale equity securities         (11,275)         (1,734)
       Mortgage loans                                  (969)         (1,928)
       Real estate investments                          579           7,828
       Other invested assets                         (7,162)         (5,400)
       ---------------------------------------------------------------------
       Total                                       $(37,513)       $ (9,868)
       =====================================================================


For the years ended December 31, 2002 and 2001, the equity securities held in the trading category recorded $0.3 million and $1.1 million net investment income and $(3.7) million and $(2.6) million net realized and unrealized investment losses, respectively. The cost of trading securities held at December 31, 2002 and 2001 was $26.7 million and $27.0 million, respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

The Company adopted EITF 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS (EITF 99-20) effective April 1, 2001. EITF 99-20 requires that beneficial interests in securitized financial assets which experience other than temporary impairments be written down to fair value with the resulting change being included as a charge against income. The cumulative effect of adopting EITF 99-20, net of related taxes, was $(2.1) million.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $17.8 million and $23.6 million at December 31, 2002 and 2001, respectively.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                               2002               2001
                                             --------------------------
GEOGRAPHIC REGION
New England                                    4.7%               4.9%
Middle Atlantic                                8.8                8.1
East North Central                            10.9               11.2
West North Central                             5.9                6.6
South Atlantic                                26.2               24.6
East South Central                             3.3                3.4
West South Central                             9.4                9.1
Mountain                                      15.2               17.0
Pacific                                       15.6               15.1
--------------------------------------------------------------------------------
Total                                        100.0%             100.0%
================================================================================

PROPERTY TYPE
Residential                                     --%               0.1%
Apartment                                     24.5               25.7
Retail                                        10.6                9.2
Office Building                               35.7               36.2
Industrial                                    24.7               25.0
Hotel/Motel                                    2.4                2.5
Other Commercial                               2.1                1.3
--------------------------------------------------------------------------------
Total                                        100.0%             100.0%
================================================================================

Total mortgage loans and real estate
(in thousands)                             $ 1,315,212      $   1,276,052
================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                      2002            2001
    -------------------------------------------------------------------------
    Unimpaired loans                              $ 1,272,695     $ 1,236,130
    Impaired loans without valuation allowances         1,828           1,597
    -------------------------------------------------------------------------
    Subtotal                                        1,274,523       1,237,727
    -------------------------------------------------------------------------
    Impaired loans with valuation allowances            5,660           2,210
    Related valuation allowances                         (460)            (76)
    -------------------------------------------------------------------------
    Subtotal                                            5,200           2,134
    -------------------------------------------------------------------------
    Total                                         $ 1,279,723     $ 1,239,861
    =========================================================================

    Impaired loans:
    Average recorded investment                   $     5,647     $     6,361
    Interest income recognized                    $       584     $       340
    Interest received                             $       616     $       207

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):




                                                               2002       2001
================================================================================
Additions for impaired loans charged to realized losses      $   460    $    36
Changes to previously established valuation allowances           (76)    (2,345)
--------------------------------------------------------------------------------
     Increase (decrease) in valuation allowances                 384     (2,309)
     Balance, beginning of year                                   76      2,385
--------------------------------------------------------------------------------
     Balance, end of year                                    $   460    $    76
================================================================================


NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands). Other net investment income includes the change in value of investment partnerships and the amortization of affordable housing credits:

                                                   2002               2001
         ------------------------------------------------------------------
         Debt securities interest              $ 418,305          $ 399,878
         Equity securities dividends              11,546             12,541
         Mortgage loan interest                  102,593             99,753
         Policy loan interest                     47,216             47,821
         Real estate income                        4,259             10,433
         Other investment income                  (1,336)               (33)
         ------------------------------------------------------------------
         Gross investment income                 582,583            570,393
         Less: investment expenses                15,661             18,309
         ------------------------------------------------------------------
         Net investment income                 $ 566,922          $ 552,084
         ==================================================================

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to adopting FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition costs, present value of future profits, and income tax effects was $81,000.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity policyholder account value liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2002, total equity indexed annuity liabilities of $1,104.4 million were comprised of $876.8 million of host contract and $227.6 million of embedded derivative value. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative value.

Index and interest credited to equity indexed policyholders' accounts, net of option investments, includes the interest and index related changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. On the maturity date, July 15, 2004, the principal will be returned providing there has been no default or bankruptcy of Mirant Corporation. The par amount outstanding at December 31, 2002 and 2001 was $10.0 million. The Company's potential loss under this agreement cannot exceed the $10.0 million par value. The swap contracts are marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(6.4) million and $(1.2) million at December 31, 2002 and 2001, respectively. An investment loss of $5.2 million and $1.2 million was recorded to recognize the decline in value of the credit default swap in 2002 and 2001, respectively. An unrealized gain of $520,000 and $300,000 was recorded to fair value the debt instrument at December 31, 2002 and 2001, respectively.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The Company's potential loss under this agreement cannot exceed the $6.0 million par value. The fair value of the credit swap at December 31, 2002 and December 2001 was zero.

The net notional amount of options purchased, options written, and those embedded in policy liabilities for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):
                                                         2002             2001
--------------------------------------------------------------------------------
Notional amounts:
     Futures                                            $ 4,235          $13,470
     Credit default swaps                                16,000           16,000
================================================================================

The book value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                             2002          2001
--------------------------------------------------------------------------------
Book values:
Options purchased (included in other invested assets)      $ 34,153    $ 43,419
Options written (included in other liabilities)             (11,422)    (14,131)
Futures (included in other invested assets)                     573       1,148
Credit default swaps (included in other liabilities)         (6,400)     (1,200)
--------------------------------------------------------------------------------
Net book value                                             $ 16,904    $ 29,236
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                   2002                        2001
---------------------------------------------------------------------------------------------
                                            Carrying  Estimated Fair  Carrying Estimated Fair
                                             Value       Value          Value       Value
---------------------------------------------------------------------------------------------
Cash and cash equivalents                 $   98,857   $   98,857   $  199,266   $  199,266
Available-for-sale debt securities         6,342,950    6,342,950    5,568,734    5,568,734
Available-for-sale equity securities         160,643      160,643      177,496      177,496
Trading equity securities                     20,097       20,097       23,083       23,083
Mortgage loans                             1,279,723    1,453,334    1,239,861    1,326,816
Policy loans                                 737,778      706,069      752,142      689,586
Derivatives                                   16,904       16,904       29,236       29,236

Investment products                        3,494,055    3,512,929    3,137,679    3,140,935
Debt                                          69,706       68,600       72,101       67,868

For cash and cash equivalents carrying value approximates estimated fair value

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold in 2002, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with one reinsurer (see note 15 for subsequent events). Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as an increase in policy liabilities expense. Total life insurance inforce as of December 31, 2002 and 2001 is $45.1 billion and $43.0 billion, respectively.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.

The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Other income on the statements of operations includes income of $11.4 million and $11.0 million for 2002 and 2001, respectively, related to the Company's disability income reinsurance.

Transactions between the Closed Block (see Note 12) and non-Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                       2002              2001
--------------------------------------------------------------------------------
Insurance premiums:
Direct                                               $ 459,391        $ 441,567
Reinsurance assumed                                      1,104            1,186
Reinsurance ceded                                      (68,442)         (65,157)
--------------------------------------------------------------------------------
Total insurance premiums                             $ 392,053        $ 377,596
================================================================================

Increase in policy liabilities:
Direct                                               $ 134,195        $ 137,315
Reinsurance ceded                                       (8,034)          (2,439)
--------------------------------------------------------------------------------
Total increase in policy liabilities                 $ 126,161        $ 134,876
================================================================================

Policy benefits:
Direct                                               $ 405,553        $ 375,588
Reinsurance assumed                                        129               11
Reinsurance ceded                                      (65,813)         (63,589)
--------------------------------------------------------------------------------
Total policy benefits                                $ 339,869        $ 312,010
================================================================================

Policyholders' dividends:
Direct                                               $ 131,682        $ 117,038
Reinsurance ceded                                       (3,620)          (3,634)
--------------------------------------------------------------------------------
Total policyholders' dividends                       $ 128,062        $ 113,404
================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                          2002           2001
--------------------------------------------------------------------------------
Balance, beginning of year                             $ 577,861      $ 539,690
     Acquisition costs deferred                          114,945         90,757
     Amortization during the year                        (64,545)       (42,610)
     Adjustment to equity during the year                (48,117)        (9,976)
--------------------------------------------------------------------------------
Balance, end of year                                   $ 580,144      $ 577,861
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                            2002                 2001
--------------------------------------------------------------------------------
                                      Amount    Rate     Amount        Rate
--------------------------------------------------------------------------------
Current                             $ 12,725            $  14,091
Deferred                             (11,821)               3,449
--------------------------------------------            ---------
Income taxes                        $    904            $  17,540
============================================            =========

Expected income taxes               $ 10,212     35.0%  $ 25,255         35.0%
Dividends received deduction          (2,089)    (7.2)    (1,783)        (2.5)
Affordable housing tax credit         (8,313)   (28.5)    (6,858)        (9.6)
Other, net                             1,094      3.7        926          1.3
--------------------------------------------------------------------------------
Income taxes                        $    904           $  17,540
============================================           =========
Effective federal income tax rate                3.0%                    24.2%
=================================               =====                   ======

The Company paid $25.6 million and $39.3 million in federal income taxes during 2002 and 2001, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):
                                                              2002       2001
-------------------------------------------------------------------------------
Deferred income tax assets:
     Debt and equity securities                             $ 12,922   $   --
     Pension and other post retirement liabilities            58,186     49,836
     Policy liabilities                                      186,187    176,471
     Other liabilities and accrued expenses                   26,777     40,098
     Other                                                     5,553      6,838
-------------------------------------------------------------------------------
       Total deferred income tax assets                      289,625    273,243
-------------------------------------------------------------------------------

Deferred income tax liabilities:
     Net unrealized gain on available-for-sale securities     32,781      5,164
     Deferred policy acquisition costs                       167,891    152,845
     Present value of future profits of insurance acquired    28,539     31,856
     Debt and equity securities                                 --        9,885
     Other                                                    19,323     23,866
-------------------------------------------------------------------------------
       Total deferred income tax liabilities                 248,534    223,616
-------------------------------------------------------------------------------

          Total net deferred income tax assets              $ 41,091   $ 49,627
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

The Company has affordable housing tax credit carryforwards of $6.8 million that begin to expire in 2020.

National Life's federal income tax returns are routinely audited by the Internal Revenue Service (IRS). The IRS has examined National Life's tax returns through 1998 and is currently examining the year 1999. In management's opinion adequate tax liabilities have been established for all open years.

Late in 2002 the IRS issued a Revenue Procedure which allows taxpayers to elect to participate in a new settlement initiative related to a transaction entered into in 1998. On January 9, 2003, the Company formally elected to participate in the settlement program and was admitted in late January 2003. Estimated potential refund and tax benefit may be material to the Company's financial position. The settlement should be completed in 2003; related amounts will be recorded as income when received.

NOTE 7 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001, and agents and agency staff employees who began service prior to June 1, 2000, may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for plan benefits on a current basis. The plan costs are recognized as benefits are earned.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                        Pension Benefits           Other Benefits
                                                    -------------------------------------------------
                                                        2002         2001         2002          2001
-----------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation, beginning of year                $ 176,846    $ 162,691    $  24,064    $  21,820
Service cost for benefits earned during the period       4,578        3,731          984          807
Interest cost on benefit obligation                     12,971       12,668        1,783        1,714
Actuarial losses                                        15,464       10,155        3,189        1,323
Benefits paid                                          (12,420)     (12,399)      (1,556)      (1,600)
-----------------------------------------------------------------------------------------------------
Benefit obligation, end of year                      $ 197,439    $ 176,846    $  28,464    $  24,064
=====================================================================================================

CHANGE IN PLAN ASSETS:
Plan assets, beginning of year                       $  89,928    $ 106,982
Actual return on plan assets                            (4,613)     (11,474)
Benefits paid                                           (5,572)      (5,580)
----------------------------------------------------------------------------
Plan assets, end of year                             $  79,743    $  89,928
============================================================================

                                                         Pension Benefits         Other Benefits
                                                     --------------------------------------------
                                                        2002          2001        2002       2001
-------------------------------------------------------------------------------------------------
FUNDED STATUS:
Funded plans:
Benefit obligation                                   $ 117,064     $   97,956
Plan assets                                            (79,743)       (89,928)
-------------------------------------------------------------------------------------------------
Benefit obligation greater than plan assets             37,321          8,028
Benefit obligation - other plans                        80,375         78,890   $ 28,464     $ 24,064
Unrecognized actuarial (losses) gains                  (34,776)        (7,600)     2,524        6,114
Unrecognized prior service cost                           --               --      1,285        1,560
                                                     ------------------------------------------------
Accrued benefit cost at September 30                    82,920         79,318     32,273       31,738
Payments subsequent to measurement date                 (1,602)        (1,712)        --         --
-----------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                  $  81,318     $   77,606   $ 32,273     $ 31,738
=====================================================================================================




The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                        Pension Benefits         Other Benefits
                                                     --------------------------------------------
                                                        2002        2001        2002       2001
-------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period   $  4,578    $  3,731    $    984    $    807
Interest cost on benefit obligation                    12,971      12,668       1,783       1,714
Expected return on plan assets                         (7,407)     (9,377)       --          --
Net amortization and deferrals                            308      (1,974)       (401)       (700)
Amortization of prior service cost                       --          --          (275)       (275)
-------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
expenses)                                            $ 10,450    $  5,048    $  2,091    $  1,546
=================================================================================================


The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $77.0 million and $74.8 million at December 31, 2002 and 2001, respectively. The total ABO for the separately funded defined benefit pension plans was $104.9 million and $86.6 million at December 31, 2002 and 2001, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:


                                               Pension Benefits              Other Benefits
                                               ----------------              -------------
                                               2002         2001          2002           2001
                                               -----------------          -------------------

Discount rate                                  6.75%       7.5%           6.75%          7.5%
Rate of increase in
   future compensation levels                3.0%-10.0%  3.0%-10.0%
Expected long term return on plan assets       8.0%        8.5%



A minimum funding obligation liability of $22.7 million was established at December 31, 2002, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. There was no minimum funding obligation liability at December 31, 2001. The change in this obligation is included, net of income tax effects of $7.9 million, as a component of other comprehensive income.

The projected health care cost trend rate (HCCTR) in 2003 for the pre-65 population was 12% and for the post-65 population, 10%. These projected rates decline linearly to 5% in 2008 and remain level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.4 million and increase the 2002 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.0 million and the 2002 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001, will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds (several of which are sponsored by an affiliate of National Life). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NOTE 8 - DEBT


Debt consists of the following (in thousands):                                            2002                2001
---------------------------------------------------------------------------------------------------------------------

8.25% Surplus Notes:                                                                     $ 69,706           $ 69,701
      $70 million, maturing March 1, 2024 with interest payable
      semi-annually on March 1 and September 1. The notes are
      unsecured and subordinated to all present and future
      indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of
      Vermont Department of Banking, Insurance, Securities and
      Health Care Administration.

6.57% Term Note:                                                                         -                    2,400
      $4.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is
      secured by subsidiary stock, includes certain restrictive
      covenants and requires annual payments of principal.
---------------------------------------------------------------------------------------------------------------------
      Total debt                                                                        $ 69,706           $ 72,101
=====================================================================================================================
Interest paid on the surplus notes was $5.8 million in 2002 and 2001.
      Interest paid on the term note was $26 thousand and $0.2 million in 2002 and 2001, respectively.



The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 40 basis points. The outstanding balance was $-0- and $4.4 million as of December 31, 2002 and 2001, respectively, and is included in other liabilities. The Company also has a $10 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was $-0- as of December 31, 2002 and 2001. Total interest on the combined lines of credit was $0.1 million for 2002 and $7 thousand for 2001.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2002 and 2001, were $51.2 million and $52.9 million, respectively.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2002 and 2001, and are included in the consolidated statements of operations as change in sales practice remediation provision.

In late 1999, two lawsuits were filed in Vermont against the Company and the State of Vermont related to the Company's conversion to a mutual holding company structure. The Company and the State of Vermont specifically deny any wrongdoing and moved to dismiss these cases. These motions were granted and the case was dismissed in a May, 2001 decision by United States District Court Judge William
K. Sessions, III. The plaintiffs filed an appeal that was argued before the United States Court of Appeals, Second Circuit, which upheld the lower court's ruling. In the opinion of the Company's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on the Company's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The current lease term ends on November 1, 2006. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2002 (in millions):

                                                          Operating
              Year                                         Leases
             -------------------------------------------------------
              2003                                         $  3.4
              2004                                            3.4
              2005                                            3.4
              2006                                            2.9
              2007 and beyond                                 -
             -------------------------------------------------------
              Total minimum lease payments                 $ 13.1
             ======================================================


The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $48.0 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2002, the Company's portion of the partnership equity was $(7.8) million and was recorded as a liability. The negative equity is primarily due to cumulative partnership cash distributions exceeding GAAP-basis partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and ProvidentMutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase GAAP adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date.

The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $1.9 million in 2001 and $.5 million in 2002. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
                  OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to AITE. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. The Company's management believes that this change in operation will reduce costs and increase future operating efficiency. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001, and the final payment of benefits was made in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses. See Note 9 for minimum lease obligations for the mainframe outsourcing agreement.

NOTE 12 - NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $10.9 million was required at December 31, 2002. There was no corresponding obligation required for 2001. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $134.2 million and $56.7 million at December 31, 2002 and 2001, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2002 and 2001 was $145.1 million and $56.7 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2002 and 2001, and for the years then ended is as follows (in thousands):


                                                                                          2002                  2001
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Policy liabilities and accruals                                                    $     3,895,712       $     3,762,090
Other liabilities                                                                            9,346                 7,744
-------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                  $     3,905,058       $     3,769,834
=========================================================================================================================
ASSETS:
Cash and cash equivalents                                                          $        37,615       $       169,769
Available-for-sale debt and equity securities                                            2,227,844             1,940,839
Mortgage loans                                                                             437,097               407,168
Policy loans                                                                               610,672               629,998
Accrued investment income                                                                   53,017                53,907
Premiums and fees receivable                                                                16,423                18,552
Other assets                                                                               110,939               112,858
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $     3,493,607       $     3,333,091
=========================================================================================================================

Excess of reported Closed Block liabilities over Closed Block assets               $       411,451         $     436,743
Closed Block accumulated other comprehensive gain represented above                      -                           700
-------------------------------------------------------------------------------------------------------------------------
Maximum future earnings to be recognized from Closed Block assets
and liabilities                                                                    $       411,451         $     437,443
=========================================================================================================================





                                                                         2002                 2001
-------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums and other income                                              $ 281,272            $ 295,418
Net investment income                                                    232,088              212,626
Net investment (loss) gain                                               (10,468)               1,269
-------------------------------------------------------------------------------------------------------------------------

Total revenues                                                           502,892              509,313
-------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Increase in policy liabilities                                            42,430               70,167
Policy benefits                                                          259,451              249,658
Policyholders' dividends                                                 129,897              115,716
Interest credited to policyholders' accounts                              12,317               11,712
Operating expenses                                                        12,913               14,976
Commission expenses                                                        5,873                7,747
-------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                              462,881              469,976
-------------------------------------------------------------------------------------------------------------------------

Pre-tax results of operations                                             40,011               39,337

Income taxes                                                              14,019               13,768
-------------------------------------------------------------------------------------------------------------------------
Closed Block results of operations                                        25,992               25,569
=========================================================================================================================

Other comprehensive income:
Unrealized loss                                                             (700)             (12,610)
Total Closed Block comprehensive income                                $  25,292            $  12,959
=========================================================================================================================

Excess of reported Closed Block liabilities over Closed Block assets:
Beginning of year                                                      $ 436,743            $ 449,702
  Closed Block comprehensive income                                       25,292               12,959
-------------------------------------------------------------------------------------------------------------------------
End of year                                                            $ 411,451            $ 436,743
=========================================================================================================================


Amortized cost of bonds held by the Closed Block at December 31, 2002 and 2001 were $2,083.7 million and $1,873.1 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.5 million and $-0- at December 31, 2002 and 2001, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
                  CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has no significant assets or operations other than those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There were no dividends paid or declared in 2001 by National Life, NLVF, or NLHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to National Life's GAAP equity (both of which exclude NLVF and NLHC) at December 31 and statutory net loss to GAAP net income for the years ended December 31 is as follows (in thousands):



                                                              2002                                      2001
                                         ---------------------------------------------------------------------------------
                                                 Surplus/            Net (Loss)            Surplus/           Net (Loss)
                                                 Equity              Income                Equity             Income
                                         ---------------------------------------------------------------------------------

Statutory surplus/net loss               $       395,440             $ (75,888)        $   454,233            $ (11,836)

Asset valuation reserve                          31,972              -                     57,025                 -
Interest maintenance reserve                     66,625              10,738                55,887                 (6,014)
Surplus notes                                    (69,706)            -                     (69,701)               -
Investments                                      156,334             34,629                116,387                47,289
Other assets                                     160,355             -                     185,680                -
Policy acquisition costs                         501,598             (2,050)               477,820                13,154
Income taxes                                     (116,105)           12,147                (132,249)              (8,907)
Policy liabilities and dividends                 (154,578)           (5,630)               (167,177)              (4,845)
Sales practices litigation provision             -                   5,373                 -                      13,802
Benefit plans                                    (9,367)             23,712                (29,304)               (812)
Other comprehensive income, net                  45,944              -                     9,697                  -
Other changes, net                               (4,987)             23,322                (7,373)                6,008
                                         ---------------------------------------------------------------------------------
GAAP equity/net income                      $ 1,003,525            $ 26,353             $ 950,925              $ 47,839
                                         ==================================================================================


The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.


NOTE 15 - EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT ACCOUNTANT'S REPORT (UNAUDITED)

In February 2003, the Company executed amendments to existing reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force. These new agreements had no impact on the Company as of December 31, 2002.

                        NATIONAL VARIABLE LIFE INSURANCE
                                     ACCOUNT
                           (ESTATE PROVIDER SEGMENT)

                              FINANCIAL STATEMENTS


                                    * * * * *


                                DECEMBER 31, 2002

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      160 Federal Street
                                                      Boston MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393




                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------




To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account - Estate Provider Segment:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account - Estate Provider segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
 We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
April 4, 2003



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF NET ASSETS
                            December 31, 2002
Total Assets and Net Assets:

Investments in shares of mutual fund portfolios at market value (policyholder accumulation units and unit value):
Market Street Managed Fund (34,314.14 accumulation units at $9.54 unit value)                                $  327,377
                                                                                                             ==========
Market Street Bond Fund (45,341.26 accumulation units at $13.14 unit value)                                  $  595,907
                                                                                                             ==========
Alger American Leveraged All Cap Fund (3,178.86 accumulation units at $5.57 unit value)                      $   17,713
                                                                                                             ==========
Alger American Growth Fund (9,363.01 accumulation units at $5.95 unit value)                                 $   55,693
                                                                                                             ==========
Alger American Small Cap Fund (588.11 accumulation units at $5.72 unit value)                                $    3,362
                                                                                                             ==========
Dreyfus Socially Responsible Growth Fund (353.92 accumulation units at $5.51 unit value)                     $    1,950
                                                                                                             ==========
Neuberger Berman Partners Portfolio (30,677.80 accumulation units at $7.44 unit value)                       $  228,118
                                                                                                             ==========
VIPF Overseas Portfolio (65,409.26 accumulation units at $6.30 unit value)                                   $  412,107
                                                                                                             ==========
VIPF Growth Portfolio (103,627.39 accumulation units at $8.48 unit value)                                    $  879,040
                                                                                                             ==========
VIPF High Income Portfolio (53,245.95 accumulation units at $6.91 unit value)                                $  367,780
                                                                                                             ==========
VIPF Contrafund Portfolio (61,181.10 accumulation units at $10.48 unit value)                                $  641,026
                                                                                                             ==========
VIPF Index 500 Portfolio (612,417.71 accumulation units at $8.27 unit value)                                 $5,063,606
                                                                                                             ==========
VIPF Investment Grade Bond Portfolio (51,059.50 accumulation units at $12.20 unit value)                     $  622,963
                                                                                                             ==========
VIPF Equity Income Portfolio (11,673.92 accumulation units at $8.23 unit value)                              $   96,067
                                                                                                             ==========
American Century Variable Portfolios VP Value (49,739.79 accumulation units at $10.85 unit value)            $  539,894
                                                                                                             ==========
American Century Variable Portfolios VP Income & Growth (45,696.90 accumulation units at $8.51 unit value)   $  389,024
                                                                                                             ==========
JP Morgan Series Trust II International Opportunities (27,804.56 accumulation units at $6.91 unit value)     $  192,025
                                                                                                             ==========
JP Morgan Series Trust II Small Company (29,876.58 accumulation units at $7.72 unit value)                   $  230,728
                                                                                                             ==========
Strong Capital Management Opportunity II (27,952.60 accumulation units at $9.75 unit value)                  $  272,442
                                                                                                             ==========
Strong Capital Management Growth II (51,220.61 accumulation units at $8.13 unit value)                       $  416,330
                                                                                                             ==========
INVESCO Variable Investment Funds Dynamics (1,169.93 accumulation units at $5.02 unit value)                 $    5,874
                                                                                                             ==========
INVESCO Variable Investment Funds Health Sciences (13,939.24 accumulation units at $6.99 unit value)         $   97,476
                                                                                                             ==========
INVESCO Variable Investment Funds Technology (5,477.91 accumulation units at $2.90 unit value)               $   15,904
                                                                                                             ==========
Sentinel Variable Products Trust Growth Index (1,389.41 accumulation units at $6.22 unit value)              $    8,646
                                                                                                             ==========
Sentinel Variable Products Trust Common Stock (52,982.08 accumulation units at $8.76 unit value)             $  464,097
                                                                                                             ==========
Sentinel Variable Products Trust Mid Cap Growth (49,436.53 accumulation units at $8.37 unit value)           $  413,859
                                                                                                             ==========
Sentinel Variable Products Trust Money Market (120,254.85 accumulation units at $12.11 unit value)           $1,455,748
                                                                                                             ==========
Sentinel Variable Products Trust Small Company (51,954.98 accumulation units at $14.00 unit value)           $  727,542
                                                                                                             ==========



The accompanying notes are an integral part of these financial statements.




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                                                                   Neuberger
                                  Market Street Fund          Alger American Fund                     Dreyfus       Berman
                                  ------------------          -------------------                     -------       ------
                                                             Leveraged                                Socially      Partners
                                  Managed         Bond        All Cap        Growth      Small Cap    Responsible   Portfolio
                                  -------         ----        -------        ------      ---------    -----------   ---------
Investment income:

Dividend income                 $  8,741         $22,475     $     1       $     19      $  --         $   5      $  1,119

Expenses:
Mortality and expense risk
and administrative charges         2,221           3,367         117            371           31          11         1,210
                                --------         -------     -------       --------      -------       -----      --------

Net investment income (loss)       6,520          19,108        (116)          (352)         (31)         (6)          (91)
                                --------         -------     -------       --------      -------       -----      --------

Realized and unrealized (loss) gain on investments:

Capital gains distributions         --              --          --             --           --          --            --

Net realized (loss) gain from    (57,323)          2,371        (906)        (3,784)        (128)       (143)      (22,239)
shares sold

Net unrealized appreciation
(depreciation) on investments     17,393          23,117      (4,909)       (16,223)        (943)       (225)      (39,944)
                                --------         -------     -------       --------      -------       -----      --------

Net realized and unrealized
(loss) gain on investments       (39,930)         25,488      (5,815)       (20,007)      (1,071)       (368)      (62,183)
                                --------         -------     -------       --------      -------       -----      --------

(Decrease) increase in net assets
resulting from operations       $(33,410)        $44,596     $(5,931)      $(20,359)     $(1,102)      $(374)     $(62,274)
                                ========         =======     =======       ========      =======       =====      ========




The accompanying notes are an integral part of these financial statements.


       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                            VIPF
                                 --------------------------------------------------------------------------------------------
                                                                                                       Investment      Equity
                                 Overseas      Growth       High Income    Contrafund     Index 500    Grade Bond      Income
                                 --------------------------------------------------------------------------------------------

Investment income:

Dividend income                 $  3,247         $ 2,279     $38,528       $  4,757      $66,842       $18,719    $  1,087

Expenses:
Mortality and expense risk
and administrative charges         2,854           7,190       2,501          4,422       38,371       3,553           608
                                 --------------------------------------------------------------------------------------------

Net investment income (loss)         393          (4,911)     36,027            335       28,471       15,166          479
                                 --------------------------------------------------------------------------------------------

Realized and unrealized (loss) gain on investments:

Capital gains distributions         --              --          --             --           --          --           1,479

Net realized (loss) gain from    (44,711)        (231,251)   (47,303)       (47,317)     (464,454)     3,959          (321)
shares sold

Net unrealized (depreciation)
appreciation on investments      (54,301)        (119,877)    20,781        (18,198)     (954,839)     31,831      (15,818)
                                 --------------------------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments       (99,012)        (351,128)   (26,522)       (65,515)     (1,419,293)   35,790      (14,660)
                                 --------------------------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations       $(98,619)        $(356,039)  $ 9,505       $(65,180)     $(1,390,822)  $50,956    $(14,181)
                                =============================================================================================



      The accompanying notes are an integral part of these financial statements.


       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                   FOR THE YEAR ENDED DECEMBER 31, 2002




                               American Century Variable  Portfolios         JP Morgan Series Trust II    Strong Capital Management
                               -------------------------------------         -------------------------    -------------------------

                                                             VP Income &    International     Small     Opportunity
                                           VP Value            Growth       Opportunities    Company     Fund II       Growth II
                                           --------            ------       -------------    -------     -------       ---------

Investment income:

Dividend income                              $   4,078       $   4,502       $    968       $    482       $  1,280       $    --

Expenses:
Mortality and expense risk
and administrative charges                       3,175           3,402          1,484          1,818          1,945           3,646
                               ------------------------------------------  ---------------------------  --------------  -----------

Net investment income (loss)                       903           1,100           (516)        (1,336)          (665)         (3,646)
                               ------------------------------------------  ---------------------------  --------------  -----------

Realized and unrealized loss on investments:

Capital gains distributions                     26,383            --             --             --            5,712            --

Net realized gain (loss) from                    8,332         (30,403)       (17,366)       (18,756)       (49,968)       (142,772)
shares sold

Net unrealized depreciation
on investments                                (104,953)        (69,928)       (25,203)       (39,161)       (45,113)        (81,586)
                               ------------------------------------------  ---------------------------  --------------  -----------

Net realized and unrealized
loss on investments                            (70,238)       (100,331)       (42,569)       (57,917)       (89,369)       (224,358)
                               ------------------------------------------  ---------------------------  --------------  -----------

Decrease in net assets
resulting from operations                    $ (69,335)      $ (99,231)      $(43,085)      $(59,253)      $(90,034)      $(228,004)
                               ==========================================  ===========================  ==============  ===========


The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                   INVESCO Variable Investment Fund                    Sentinel Variable Products
                                   --------------------------------                    --------------------------
                                                                                       Trust
                                               Health                    Growth        Common        Mid Cap       Money    Small
                                   Dynamics    Sciences    Technology    Index         Stock         Growth        Market   Company
                                   --------    --------    ----------    -----         -----         ------        ------   -------

Investment income:

Dividend income                         $  --      $   --      $  --      $    50    $  6,075    $    --      $ 17,547    $   2,248

Expenses:
Mortality and expense risk
and administrative charges                   48         301        102         66       3,299        2,850      23,193        5,382
                                      ---------------------------------  -----------------------------------------------------------

Net investment (loss) income                (48)       (301)      (102)       (16)      2,776       (2,850)     (5,646)      (3,134)
                                      ---------------------------------  -----------------------------------------------------------

Realized and unrealized loss on investments:

Capital gains distributions                --          --         --         --          --           --          --            800

Net realized (loss) gain from            (1,067)       (995)    (1,605)      (325)    (30,666)     (41,486)       --          9,297
shares sold

Net unrealized depreciation
on investments                             (893)    (20,068)    (6,759)    (1,748)    (52,435)     (76,286)       --       (122,072)
                                      ---------------------------------  -----------------------------------------------------------

Net realized and unrealized
loss on investments                      (1,960)    (21,063)    (8,364)    (2,073)    (83,101)    (117,772)       --       (111,975)
                                      ---------------------------------  -----------------------------------------------------------

Decrease in net assets
resulting from operations               $(2,008)   $(21,364)   $(8,466)   $(2,089)   $(80,325)   $(120,622)   $ (5,646)   $(115,109)
                                      =================================  ===========================================================



The accompanying notes are an integral part of these financial statements.




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                                                          Neuberger
                                                   Market Street Fund             Alger American Fund          Dreyfus       Berman
                                                   ------------------             -------------------          -------       ------

                                                                             Leveraged                         Socially   Partners
                                                  Managed        Bond         All Cap    Growth    Small Cap  Responsible Portfolio
                                                  -------        ----         -------    ------    ---------  ---------------------


Net investment income (loss)                      $   6,520    $  19,108    $   (116)   $   (352)   $   (31)   $    (6)   $     (91)

Realized and unrealized (loss) gain on investments:

Capital gains distributions                            --           --          --          --         --         --           --

Net realized (loss) gain from                       (57,323)       2,371        (906)     (3,784)      (128)      (143)     (22,239)
shares sold

Net unrealized appreciation
(depreciation) on investments                        17,393       23,117      (4,909)    (16,223)      (943)      (225)     (39,944)
                                                  ----------------------    -------------------------------    -------    ---------

Net realized and unrealized
(loss) gain on investments                          (39,930)      25,488      (5,815)    (20,007)    (1,071)      (368)     (62,183)
                                                  ----------------------    -------------------------------    -------    ---------

(Decrease) increase in net assets
resulting from operations                           (33,410)      44,596      (5,931)    (20,359)    (1,102)      (374)     (62,274)
                                                  ----------------------    -------------------------------    -------    ---------

Accumulation unit transactions:
Participant deposits                                 82,056       63,465      16,677      39,252      2,907      1,816       46,182
Transfers between investment
sub-accounts and general                              2,179       43,612       1,329       9,057        118        152       18,758
account, net
Surrenders and lapses                                (2,193)     (14,730)       --        (1,693)      --         --          4,934
Loan collateral interest received                      --           --          --          --         --         --           --
Transfers for policy loans                             --           --          --          --         --         --           --
Contract charges                                    (34,360)     (29,884)     (2,253)     (5,742)    (1,129)      (448)     (12,962)
Miscellaneous                                           343           (1)          2         (16)         1         (6)      (1,038)
                                                  ----------------------    -------------------------------    -------    ---------

Total net accumulation unit                          48,025       62,462      15,755      40,858      1,897      1,514       55,874
transactions
                                                  ----------------------    -------------------------------    -------    ---------

Increase (decrease) in net assets                    14,615      107,058       9,824      20,499        795      1,140       (6,400)

Net assets, beginning of period                     312,762      488,849       7,889      35,194      2,567        810      234,518
                                                  ----------------------    -------------------------------    -------    ---------

Net assets, end of period                         $ 327,377    $ 595,907    $ 17,713    $ 55,693    $ 3,362    $ 1,950    $ 228,118
                                                  ======================    ===============================    =======    =========

Units Issued, Transferred and
Redeemed:
Beginning balance                                 29,418.21    40,576.21      935.73    3,964.73     331.28     104.49    23,924.49
Units issued                                       8,365.24     4,841.57    2,374.40    5,186.09     393.56     299.19     5,581.87
Units transferred                                    222.14     3,327.04      189.22    1,196.64      15.98      25.04     2,267.22
Units redeemed                                    (3,691.45)   (3,403.56)    (320.49)    (984.45)   (152.71)    (74.80)   (1,095.78)
                                                  ----------------------    -------------------------------    -------    ---------
Ending balance                                    34,314.14    45,341.26    3,178.86    9,363.01     588.11     353.92    30,677.80
                                                  ======================    ===============================    =======    =========





The accompanying notes are an integral part of these financial statements.


       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                            VIPF
                                    ----------------------------------------------------------------------------------------
                                                                                                         Investment   Equity
                                    Overseas      Growth          High      Contrafund     Index 500     Grade Bond   Income
                                                                          Income
                                    --------      ------          ----      ----------     ---------     ----------   ------

Net investment income (loss)      $     393    $    (4,911)    $  36,027    $     335    $    28,471    $  15,166    $    479

Realized and unrealized (loss) gain on investments:

Capital gains distributions            --             --            --           --             --           --         1,479

Net realized (loss) gain from       (44,711)      (231,251)      (47,303)     (47,317)      (464,454)       3,959        (321)
shares sold

Net unrealized (depreciation)
appreciation on investments         (54,301)      (119,877)       20,781      (18,198)      (954,839)      31,831     (15,818)
                                ----------------------------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments          (99,012)      (351,128)      (26,522)     (65,515)    (1,419,293)      35,790     (14,660)
                                ----------------------------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations           (98,619)      (356,039)        9,505      (65,180)    (1,390,822)      50,956     (14,181)
                                ----------------------------------------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                 92,617        272,500        76,687      171,076      1,263,117       99,810      35,479
Transfers between investment
sub-accounts and general             19,166         34,972       (19,495)      (3,255)        82,242       69,901      20,945
account, net
Surrenders and lapses                (5,643)       (30,866)      (20,500)      13,244       (176,455)      (1,273)       (200)
Loan collateral interest               --                9          --              4             17         --          --
received
Transfers for policy loans             --               (9)           (4)          (6)           (20)        --          --
Contract charges                    (25,602)       (84,770)      (25,452)     (57,431)      (424,776)     (29,222)     (8,371)
Miscellaneous                           258           (121)           91          697          1,030          (34)        (29)
                                ----------------------------------------------------------------------------------------------

Total net accumulation unit          80,796        191,715        11,327      124,329        745,155      139,182      47,824
transactions
                                ----------------------------------------------------------------------------------------------

(Decrease) increase in net          (17,823)      (164,324)       20,832       59,149       (645,667)     190,138      33,643
assets

Net assets, beginning of period     429,930      1,043,364       346,948      581,877      5,709,273      432,825      62,424
                                ----------------------------------------------------------------------------------------------

Net assets, end of period         $ 412,107    $   879,040     $ 367,780    $ 641,026    $ 5,063,606    $ 622,963    $ 96,067
                                ==============================================================================================

Units Issued, Transferred and
Redeemed:
Beginning balance                 54,400.00      85,970.43     51,959.54    50,343.97     536,883.47    39,144.49    6,300.16
Units issued                      12,619.99      25,097.26      8,709.29    14,911.83     128,038.57     8,544.48    3,986.61
Units transferred                  2,611.56       3,220.92     (2,214.03)     (283.72)      8,336.64     5,984.04    2,353.49
Units redeemed                    (4,222.29)    (10,661.22)    (5,208.85)   (3,790.98)    (60,840.97)   (2,613.51)    (966.34)
                                ----------------------------------------------------------------------------------------------
Ending balance                    65,409.26     103,627.39     53,245.95    61,181.10     612,417.71    51,059.50    11,673.92
                                ==============================================================================================


The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002




                                        American Century
                                       Variable Portfolios   JP Morgan Series Trust II  Strong Capital Management
                                       -------------------   -------------------------  -------------------------

                                                VP Income &  International   Small     Opportunity
                                     VP Value     Growth     Opportunities  Company     Fund II       Growth II
                                     --------     ------     -------------  -------     -------       ---------


Net investment income (loss)      $     903    $   1,100    $    (516)   $  (1,336)   $    (665)   $  (3,646)

Realized and unrealized loss on investments:

Capital gains distributions          26,383         --           --           --          5,712         --

Net realized gain (loss) from         8,332      (30,403)     (17,366)     (18,756)     (49,968)    (142,772)
shares sold

Net unrealized depreciation
on investments                     (104,953)     (69,928)     (25,203)     (39,161)     (45,113)     (81,586)
                                  ----------------------    ----------------------    ---------    ---------

Net realized and unrealized
loss on investments                 (70,238)    (100,331)     (42,569)     (57,917)     (89,369)    (224,358)
                                  ----------------------    ----------------------    ---------    ---------

Decrease in net assets
resulting from operations           (69,335)     (99,231)     (43,085)     (59,253)     (90,034)    (228,004)
                                  ----------------------    ----------------------    ---------    ---------

Accumulation unit transactions:
Participant deposits                 93,984       79,905       29,952       61,258       74,918      141,385
Transfers between investment
sub-accounts and general             76,145       (7,538)      10,151        2,504       31,624      (30,282)
account, net
Surrenders and lapses                (8,260)     (16,597)      (9,267)      (7,290)     (13,490)      (6,911)
Loan collateral interest                  9         --           --           --           --           --
received
Transfers for policy loans              (15)        --           --           --           --           --
Contract charges                    (29,443)     (27,952)     (11,028)     (19,714)     (17,639)     (38,966)
Miscellaneous                           162           21          (58)          41         (621)        (195)
                                  ----------------------    ----------------------    ---------    ---------

Total net accumulation unit         132,582       27,839       19,750       36,799       74,792       65,031
transactions                      ----------------------    ----------------------    ---------    ---------

Increase (decrease) in net           63,247      (71,392)     (23,335)     (22,454)     (15,242)    (162,973)
assets

Net assets, beginning of period     476,647      460,416      215,360      253,182      287,684      579,303
                                  ----------------------    ----------------------    ---------    ---------

Net assets, end of period         $ 539,894    $ 389,024    $ 192,025    $ 230,728    $ 272,442    $ 416,330
                                  ======================    ======================    ==========   =========

Units Issued, Transferred and
Redeemed:
Beginning balance                 38,371.20    43,606.93    25,474.47    25,685.97    21,600.66    44,511.72
Units issued                       8,058.90     5,998.74     3,533.72     6,975.96     6,362.64    14,585.92
Units transferred                  6,529.25      (565.90)    1,197.61       285.15     2,685.77    (3,124.03)
Units redeemed                    (3,219.56)   (3,342.87)   (2,401.24)   (3,070.50)   (2,696.47)   (4,753.00)
                                  ----------------------    ----------------------    ---------    ---------
Ending balance                    49,739.79    45,696.90    27,804.56    29,876.58    27,952.60    51,220.61
                                  ======================    ======================    ==========   =========





 The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002




                                          INVESCO Variable Investment Fund                   Sentinel Variable Products  Trust
                                          --------------------------------                   ----------------------------------

                                                 Health                   Growth    Common       Mid Cap       Money       Small
                                    Dynamics    Sciences    Technology    Index     Stock        Growth        Market      Company
                                    --------    --------    ----------    -----     -----        ------        ------      -------

Net investment (loss) income       $   (48)   $   (301)   $   (102)   $   (16)   $   2,776    $  (2,850)   $    (5,646)   $  (3,134)

Realized and unrealized loss on investments:

Capital gains distributions           --          --          --         --           --           --             --            800

Net realized (loss) gain from       (1,067)       (995)     (1,605)      (325)     (30,666)     (41,486)          --          9,297
shares sold

Net unrealized depreciation
on investments                        (893)    (20,068)     (6,759)    (1,748)     (52,435)     (76,286)          --       (122,072)
                                  --------------------------------    --------------------------------------------------------------

Net realized and unrealized
loss on investments                 (1,960)    (21,063)     (8,364)    (2,073)     (83,101)    (117,772)          --       (111,975)
                                  --------------------------------    --------------------------------------------------------------

Decrease in net assets
resulting from operations           (2,008)    (21,364)     (8,466)    (2,089)     (80,325)    (120,622)        (5,646)    (115,109)
                                  --------------------------------    --------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                 4,349      37,010      10,479      7,094      145,628      128,209        879,858      127,685
Transfers between investment
sub-accounts and general             1,028      10,761       3,954         47       32,218      (28,300)      (841,539)      42,911
account, net
Surrenders and lapses                 --          --          --         --        (11,332)     (10,660)       (10,857)      (9,003)
Loan collateral interest received     --          --          --         --           --           --             --              4
Transfers for policy loans            --          --          --         --           --           --            1,976           (2)
Contract charges                    (1,010)     (3,605)     (1,856)    (1,748)     (37,765)     (30,100)      (192,939)     (38,219)
Miscellaneous                         --           (34)         (1)         1          704          (32)           102          205
                                  --------------------------------    --------------------------------------------------------------

Total net accumulation unit          4,367      44,132      12,576      5,394      129,453       59,117       (163,399)     123,581
transactions
                                  --------------------------------    --------------------------------------------------------------

Increase (decrease) in net assets    2,359      22,768       4,110      3,305       49,128      (61,505)      (169,045)       8,472

Net assets, beginning of period      3,515      74,708      11,794      5,341      414,969      475,364      1,624,793      719,070
                                  --------------------------------    --------------------------------------------------------------

Net assets, end of period          $ 5,874    $ 97,476    $ 15,904    $ 8,646    $ 464,097    $ 413,859    $ 1,455,748   $  727,542
                                  ================================    ==============================================================

Units Issued, Transferred and
Redeemed:
Beginning balance                   476.73    8,071.22    2,159.29      652.01    39,162.45      43,105.08   135,911.85   44,200.05
Units issued                        690.34    4,921.04    2,765.25      969.80    15,546.37      13,731.25    84,308.60    8,012.46
Units transferred                   163.18    1,430.84    1,043.40        6.43     3,439.40      (3,030.95)  (80,636.84)   2,692.74
Units redeemed                     (160.32)    (483.86)    (490.03)    (238.83)   (5,166.14)     (4,368.85)  (19,328.76)  (2,950.27)
                                  --------------------------------    --------------------------------------------------------------
Ending balance                    1,169.93   13,939.24    5,477.91    1,389.41    52,982.08      49,436.53   120,254.85   51,954.98
                                  ================================    ==============================================================



       The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                                                  Neuberger
                                        Market Street Fund                  Alger American Fund    Dreyfus        Berman
                                        ------------------                  -------------------    -------        ------
                                                              Leveraged                            Socially       Partners
                                      Managed      Bond        All Cap    Growth(a)  Small Cap(a) Responsible (b) Portfolio
                                      -------      ----        -------    ---------  ------------ --------------- ---------

Net investment income (loss)        $  10,805    $  21,249    $   (36)   $    (90)   $   (15)      $  (4)      $    (458)

Realized and unrealized (loss) gain on investments:

Capital gains distributions            18,533         --          116       1,816       --          --             7,264

Net realized (loss) gain from          (3,421)         891       (276)     (1,527)      (937)        (10)        (13,030)
shares sold

Net unrealized (depreciation)
appreciation on investments           (48,982)       5,867         42        (989)       201         (45)           (173)
                                    ----------------------     -----------------------------      ----------------------

Net realized and unrealized
(loss) gain on investments            (33,870)       6,758       (118)       (700)      (736)        (55)         (5,939)
                                    ----------------------     -----------------------------      ----------------------

(Decrease) increase in net assets
resulting from operations             (23,065)      28,007       (154)       (790)      (751)        (59)         (6,397)
                                    ----------------------     -----------------------------      ----------------------

Accumulation unit transactions:
Participant deposits                   96,687       97,050      2,221       5,144      5,027       1,053          57,363
Transfers between investment
sub-accounts and general                7,277        1,350      5,732      32,323     (1,305)         10          (4,758)
account, net
Surrenders and lapses                (101,826)        --         --          --         --          --            (6,720)
Transfers for policy loans               --           --         --          --         --          --              --
Contract charges                      (32,714)     (21,509)      (903)     (2,431)      (656)       (194)        (11,291)
Miscellaneous                             251          468         (1)        948        252        --               (28)
                                    ----------------------     -----------------------------      ----------------------

Total net accumulation unit           (30,325)      77,359      7,049      35,984      3,318         869          34,566
transactions
                                    ----------------------     -----------------------------      ----------------------

(Decrease) increase in net assets     (53,390)     105,366      6,895      35,194      2,567         810          28,169

Net assets, beginning of period       366,152      383,483        994        --         --          --           206,349
                                    ----------------------     -----------------------------      ----------------------

Net assets, end of period           $ 312,762    $ 488,849    $ 7,889    $ 35,194    $ 2,567     $   810       $ 234,518
                                    ======================     =============================      ======================

Units Issued, Transferred and
Redeemed:
Beginning balance                   32,022.39    34,186.35      99.11        --         --          --         20,455.74
Units issued                         7,986.35     8,016.34     263.60      566.77     501.91      126.61        5,756.46
Units transferred                      601.08       111.51     680.31    3,561.36    (130.30)       1.20         (477.47)
Units redeemed                     (11,191.61)   (1,737.99)   (107.29)    (163.40)    (40.33)     (23.32)      (1,810.24)
                                    ----------------------     -----------------------------      ----------------------
Ending balance                      29,418.21    40,576.21     935.73    3,964.73     331.28      104.49       23,924.49
                                    ======================     =============================      ======================

(a) For the period from inception (February 1, 2001) through December 31, 2001.
(b) For the period from inception (July 1, 2001) through December 31, 2001.


   The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                               VIPF
                                    -------------------------------------------------------------------------------------------
                                                                                                       Investment    Equity
                                    Overseas      Growth       High Income  Contrafund   Index 500     Grade Bond    Income (a)
                                    --------      ------       -----------  ----------   ---------     ----------    ----------


Net investment income (loss)      $  16,665    $    (5,998)   $  31,723    $     818    $    19,214    $   4,598    $   (289)

Realized and unrealized (loss) gain on investments:

Capital gains distributions          30,767         57,242         --         16,751           --           --             6

Net realized (loss) gain from       (14,449)      (110,132)     (85,917)     (98,355)      (254,345)         563      (7,879)
shares sold

Net unrealized (depreciation)
appreciation on investments        (131,711)       (99,257)       2,627       (8,723)      (523,867)       8,170       5,596
                                  ------------------------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments         (115,393)      (152,147)     (83,290)     (90,327)      (778,212)       8,733      (2,277)
                                  ------------------------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations           (98,728)      (158,145)     (51,567)     (89,509)      (758,998)      13,331      (2,566)
                                  ------------------------------------------------------------------------------------------

Accumulation unit transactions:
Participant deposits                124,359        288,400       76,859      163,243      1,608,001       25,733       2,844
Transfers between investment
sub-accounts and general             25,053        166,134       78,644      (20,433)       387,035      299,060      64,151
account, net
Surrenders and lapses                (9,623)       (33,147)      (3,447)     (81,304)       (83,409)        --          --
Transfers for policy loans             --             (318)        (172)        (175)          (684)        --          --
Contract charges                    (21,989)       (77,806)     (20,479)     (49,193)      (375,186)     (13,653)     (2,031)
Miscellaneous                            (6)        (1,328)        (130)         139         61,301            8          26
                                  ------------------------------------------------------------------------------------------

Total net accumulation unit         117,794        341,935      131,275       12,277      1,597,058      311,148      64,990
transactions
                                  ------------------------------------------------------------------------------------------

Increase (decrease) in net           19,066        183,790       79,708      (77,232)       838,060      324,479      62,424
assets

Net assets, beginning of period     410,864        859,574      267,240      659,109      4,871,213      108,346        --
                                  ------------------------------------------------------------------------------------------

Net assets, end of period         $ 429,930    $ 1,043,364    $ 346,948    $ 581,877    $ 5,709,273    $ 432,825    $ 62,424
                                  ==========================================================================================

Units Issued, Transferred and
Redeemed:
Beginning balance                 40,983.59      58,326.55    35,327.17    50,043.80     402,646.88    10,628.02        --
Units issued                      14,164.15      23,315.82     9,737.93    12,395.06     135,156.38     2,358.41      275.70
Units transferred                  2,853.47      13,431.17     9,964.09    (1,637.02)     32,531.23    27,408.61    6,218.83
Units redeemed                    (3,601.21)     (9,103.11)   (3,069.65)  (10,457.87)    (33,451.02)   (1,250.55)    (194.37)
                                  ------------------------------------------------------------------------------------------
Ending balance                    54,400.00      85,970.43    51,959.54    50,343.97     536,883.47    39,144.49    6,300.16
                                  ==========================================================================================

(a) For the period from inception (February 1, 2001) through December 31, 2001.




   The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                      American Century          JP Morgan Series          Strong Capital
                                     Variable Portfolios           Trust II                Management
                                     -------------------           --------                ----------
                                               VP Income &   International   Small     Opportunity
                                   VP Value      Growth      Opportunities  Company     Fund II       Growth II
                                   --------      ------      -------------  -------     -------       ---------


Net investment income (loss)      $     403    $     264    $     901    $  (1,724)   $    (522)   $  (3,947)

Realized and unrealized gain (loss) on investments:

Capital gains distributions            --           --          4,835         --         37,946         --

Net realized gain (loss) from        13,054       (5,199)     (30,598)       5,582      (18,362)    (159,363)
shares sold

Net unrealized appreciation
(depreciation) on investments        26,743      (33,567)     (17,775)     (25,974)     (19,467)     (37,888)
                                  ----------------------    ----------------------    ----------   ---------

Net realized and unrealized
gain (loss) on investments           39,797      (38,766)     (43,538)     (20,392)         117     (197,251)
                                  ----------------------    ----------------------    ----------   ---------

Increase (decrease) in net
assets
resulting from operations            40,200      (38,502)     (42,637)     (22,116)        (405)    (201,198)
                                  ----------------------    ----------------------    ----------   ---------

Accumulation unit transactions:
Participant deposits                106,254      112,298       34,865       57,740       90,976      198,016
Transfers between investment
sub-accounts and general            169,934       52,134       63,097       10,264       31,342       62,714
account, net
Surrenders and lapses               (12,690)     (17,357)      (6,804)     (40,736)     (16,707)     (26,353)
Transfers for policy loans             (483)        --           --           --           --           --
Contract charges                    (17,367)     (25,495)     (10,571)     (16,995)     (12,384)     (43,656)
Miscellaneous                            14          (38)         200         (510)      (2,595)      (3,041)
                                  ----------------------    ----------------------    ----------   ---------

Total net accumulation unit         245,662      121,542       80,787        9,763       90,632      187,680
transactions
                                  ----------------------    ----------------------    ----------   ---------

Increase (decrease) in net          285,862       83,040       38,150      (12,353)      90,227      (13,518)
assets

Net assets, beginning of period     190,785      377,376      177,210      265,535      197,457      592,821
                                  ----------------------    ----------------------    ----------   ---------

Net assets, end of period         $ 476,647    $ 460,416    $ 215,360    $ 253,182    $ 287,684    $ 579,303
                                  ======================    ======================    ==========  ==========

Units Issued, Transferred and
Redeemed:
Beginning balance                 17,327.90    32,756.72    16,949.82    24,776.96    14,277.06    31,534.90
Units issued                       9,101.67    10,024.99     3,678.96     5,376.04     7,351.40    13,691.49
Units transferred                 14,556.47     4,654.07     6,658.00       955.66     2,532.62     4,336.25
Units redeemed                    (2,614.84)   (3,828.85)   (1,812.31)   (5,422.69)   (2,560.42)   (5,050.92)
                                  ----------------------    ----------------------    ----------   ---------
Ending balance                    38,371.20    43,606.93    25,474.47    25,685.97    21,600.66    44,511.72
                                  ======================    ======================    ==========  ==========




 The accompanying notes are an integral part of these financial statements.


       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                           INVESCO Variable Investment Fund              Sentinel Variable Products Trust
                                           --------------------------------              --------------------------------

                                               Health                    Growth       Common      Mid Cap       Money      Small
                                   Dynamics    Sciences     Technology   Index (a)    Stock       Growth        Market     Company
                                   --------    --------     ----------   ---------    -----       ------        ------     -------


Net investment (loss) income        $   (27)   $    102    $    (55)   $   (15)   $   1,644    $  (2,538)   $    20,272   $  (1,749)

Realized and unrealized (loss) gain on investments:

Capital gains distributions            --          --          --         --          1,539         --             --            74

Net realized (loss) gain from          (567)     (1,288)     (1,382)      --         (7,112)     (43,865)          --         2,547
shares sold

Net unrealized (depreciation)
appreciation on investments            (580)      1,079        (891)       126      (28,686)     (49,148)          --        43,190
                                     ------------------------------     -----------------------------------------------------------
Net realized and unrealized
(loss) gain on investments           (1,147)       (209)     (2,273)       126      (34,259)     (93,013)          --        45,811
                                     ------------------------------     -----------------------------------------------------------
(Decrease) increase in net assets
resulting from operations            (1,174)       (107)     (2,328)       111      (32,615)     (95,551)        20,272      44,062
                                     ------------------------------     -----------------------------------------------------------
Accumulation unit transactions:
Participant deposits                  1,673      20,675       9,595      3,773      131,477      172,890      2,247,684     150,846
Transfers between investment
sub-accounts and general              1,415      40,368       4,776      2,735       50,699       51,801     (1,776,669)    144,804
account, net
Surrenders and lapses                  --          --          --         --        (60,763)     (21,235)       (22,760)    (20,584)
Transfers for policy loans             --          --          --         --           --           --             --           (21)
Contract charges                       (536)     (1,873)     (1,156)    (1,280)     (33,527)     (27,007)      (191,587)    (23,668)
Miscellaneous                          --           179           1          2          (15)      (3,493)        (1,611)       (697)
                                     ------------------------------     -----------------------------------------------------------

Total net accumulation unit           2,552      59,349      13,216      5,230       87,871      172,956        255,057     250,680
transactions
                                     ------------------------------     -----------------------------------------------------------

Increase in net assets                1,378      59,242      10,888      5,341       55,256       77,405        275,329     294,742

Net assets, beginning of period       2,137      15,466         906       --        359,713      397,959      1,349,464     424,328
                                     ------------------------------     -----------------------------------------------------------

0Net assets, end of period           $ 3,515    $ 74,708    $ 11,794    $ 5,341    $ 414,969    $ 475,364    $ 1,624,793   $ 719,070
                                     ==============================     ===========================================================

Units Issued, Transferred and
Redeemed:
Beginning balance                    199.58    1,460.63       89.88       --      31,198.56    27,331.54     115,742.43   27,478.17
Units issued                         181.69    2,302.89    1,502.42     470.37    11,915.97    15,767.52     177,742.55   10,062.35
Units transferred                    153.67    4,496.39      747.84     340.97     4,594.93     4,724.24    (140,495.59)   9,659.31
Units redeemed                       (58.21)    (188.69)    (180.85)   (159.33)   (8,547.01)   (4,718.22)    (17,077.54)  (2,999.78)
                                     ------------------------------     -----------------------------------------------------------
Ending balance                       476.73    8,071.22    2,159.29     652.01    39,162.45    43,105.08     135,911.85   44,200.05
                                     ==============================     ===========================================================

(a) For the period from inception (February 1, 2001) through December 31, 2001.




   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (ESTATE PROVIDER SEGMENT) (A Segment within a Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios, for mutual fund portfolios within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The VariTrak Segment within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Segment (the Segment) within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc. (MSF), Alger American Fund, Dreyfus, Neuberger Berman Management, Inc., Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF), American Century Variable Portfolios (ACVP), JP Morgan Series Trust II, Strong Capital Management, INVESCO Variable Investment Funds, and SVPT. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the SVPT Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Managed Fund, Market Street Bond Fund, Alger American Leveraged All Cap Fund, Alger American Growth Fund, Alger American Small Cap Fund, Dreyfus Socially Responsible Growth Fund, Neuberger Berman Partners Portfolio, VIPF Overseas Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Contrafund Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Equity Income Portfolio, ACVP VP Value, ACVP VP Income & Growth, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Strong Capital Management Opportunity Fund II, Strong Capital Management Growth II*, INVESCO Variable Investment Funds Dynamics, INVESCO Variable Investment Funds Health Sciences, INVESCO Variable Investment Funds Technology, SVPT Growth Index, SVPT Common Stock, SVPT Mid Cap Growth, SVPT Money Market and SVPT Small Company. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

*Strong Capital Management Mid Cap Growth was renamed to Growth II during 2002.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first-in first-out basis method.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.


NOTE 3 - CHARGES AND EXPENSES

During the first ten policy years, mortality and expense risk charges in the range of .75% to .90% are deducted monthly from each sub-account based on the amount of policy coverage. After policy year ten, charges in the range of .25% to .35% are deducted monthly from each sub-account based on the amount of policy coverage. Such charges reimburse National Life for its assumption of mortality and expense risk. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value of $15.00 plus $0.08 per $1,000 of basic coverage during the first ten policy years. After year ten, the Company currently intends to charge a monthly administrative charge of $7.50, with no additional amount per $1,000 of basic coverage.

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2002, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .50% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2002, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2003.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2002 are set forth below:

PORTFOLIO                                     SHARES      COST
---------                                     ------      ----
Market Street Fund
Managed                                       26,338   $  333,653
Bond                                          52,090      550,146
Alger American Fund
Leveraged All Cap                                850       22,637
Growth                                         2,261       72,905
Small Cap                                        275        4,103
Dreyfus Socially Responsible Growth Fund         103        2,220
Neuberger Berman Partners Portfolio           20,010      278,719
VIPF
Overseas                                      37,533      596,649
Growth                                        37,502    1,229,453
High Income                                   62,020      413,295
Contrafund                                    35,416      726,842
Index 500                                     50,677    6,810,283
Investment Grade Bond                         45,472      581,501
Equity Income                                  5,290      106,289
American Century Variable Portfolios
VP Value                                      88,218      603,513
VP Income & Growth                            75,392      511,988
JP Morgan Series Trust II
International Opportunities                   26,670      257,636
Small Company                                 22,314      297,178
Strong Capital Management
Opportunity II                                19,643      358,429
Growth II                                     40,697      688,450
INVESCO Variable Investment Funds
Dynamics                                         688        7,534
Health Sciences                                7,089      115,619
Technology                                     1,947       23,700
Sentinel Variable Products Trust
Growth Index                                   1,401       10,268
Common Stock                                  59,883      528,569
Mid Cap Growth                                70,988      532,568
Money Market                               1,455,748    1,455,748
Small Company                                 75,315      777,884
                                                      -----------
Total                                                 $17,897,779
                                                      ===========


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2002 aggregated the following:

                                                           SALES
PORTFOLIO                                   PURCHASES     PROCEEDS
---------                                   ---------     --------

Market Street Fund
Managed                                    $  311,440   $  256,895
Bond                                          150,305       68,735
Alger American Fund
Leveraged All Cap                              18,041        2,403
Growth                                         50,274        9,766
Small Cap                                       3,053        1,187
Dreyfus Socially Responsible Growth Fund        1,983          475
Neuberger Berman Partners Portfolio           177,126      121,343
VIPF
Overseas                                      165,028       83,839
Growth                                        430,083      243,281
High Income                                   129,464       82,110
Contrafund                                    273,026      148,364
Index 500                                   1,790,591    1,016,966
Investment Grade Bond                         221,125       66,777
Equity Income                                  60,896       11,115
American Century Variable Portfolios
VP Value                                      259,040       90,171
VP Income & Growth                            110,171       81,230
JP Morgan Series Trust II
International Opportunities                    47,190       27,957
Small Company                                  72,759       37,297
Strong Capital Management
Opportunity II                                192,673      112,836
Growth II                                     161,004       99,619
INVESCO Variable Investment Funds
Dynamics                                        6,144        1,825
Health Sciences                                65,732       21,902
Technology                                     14,615        2,141
Sentinel Variable Products Trust
Growth Index                                    7,233        1,855
Common Stock                                  322,908      190,678
Mid Cap Growth                                150,824       94,557
Money Market                                1,176,192    1,345,236
Small Company                                 243,786      122,540

NOTE 6 - FINANCIAL HIGHLIGHTS


A summary of units outstanding and unit values for the Segment and the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2002 and 2001 as follows:




                                      2002
-------------------------------------------------------------------------------
                                                                                                          RATIO OF
                                                               UNIT          UNIT             RATIO OF    DIVIDEND
                                                              VALUE         VALUE            EXPENSES TO  INCOME TO
                                                           (BEGINNING OF    (END      NET    AVERAGE NET  AVERAGE NET  TOTAL
PORTFOLIO                                            UNITS     YEAR)       OF YEAR)  ASSETS   ASSETS *    ASSETS **    RETURN***
---------                                            -----     -----       --------  ------   --------    ---------    ---------
Market Street Fund
 Managed                                            34,314.14   10.63        9.54    327,377    0.71%       2.81%     (10.25%)
 Bond                                               45,341.26   12.05       13.14    595,907    0.61%       4.09%       9.07%
Alger American Fund
 Leveraged Al Cap                                    3,178.86    8.43        5.57     17,713    0.78%       0.00%     (33.90%)
 Growth                                              9,363.01    8.88        5.95     55,693    0.72%       0.00%     (33.02%)
 Small Cap                                             588.11    7.75        5.72      3,362    0.87%       0.00%     (26.24%)
Dreyfus Socially Responsible
 Growth Fund                                           353.92    7.75        5.51      1,950    0.77%       0.00%     (28.91%)
Neuberger Berman Partners Portfolio 30,677.80            9.80    7.44                228,118    0.53%       0.49%     (24.12%)
VIPF
 Overseas                                           65,409.26    7.90        6.30    412,107    0.67%       0.76%     (20.25%)
 Growth                                            103,627.39   12.14        8.48    879,040    0.76%       0.24%     (30.13%)
 High Income                                        53,245.95    6.68        6.91    367,780    0.69%      10.56%       3.40%
 Contrafund                                         61,181.10   11.56       10.48    641,026    0.71%       0.77%      (9.36%)
 Index 500                                         612,417.71   10.63        8.27  5,063,606    0.73%       1.28%     (22.22%)
 Investment Grade Bond                              51,059.50   11.06       12.20    622,963    0.65%       3.41%      10.31%
 Equity Income                                      11,673.92    9.91        8.23     96,067    0.73%       1.31%     (16.96%)
American Century Variable Portfolios
 VP Value                                           49,739.79   12.42       10.85    539,894    0.62%       0.80%     (12.61%)
 VP Income & Growth                                 45,696.90   10.56        8.51    389,024    0.81%       1.08%     (19.38%)
JP Morgan Series Trust II
 International Opportunities                        27,804.56    8.45        6.91    192,025    0.73%       0.47%     (18.27%)
 Small Company                                      29,876.58    9.86        7.72    230,728    0.75%       0.20%     (21.68%)
Strong Capital Management
 Opportunity Fund II                                27,952.60   13.32        9.75    272,442    0.72%       0.48%     (26.83%)
 Growth II                                          51,220.61   13.01        8.13    416,330    0.80%       0.00%     (37.52%)
INVESCO Variable Investment Funds
 Dynamics                                            1,169.93    7.37        5.02      5,874    0.91%       0.00%     (31.87%)
 Health Sciences                                    13,939.24    9.26        6.99     97,476    0.37%       0.00%     (24.48%)
 Technology                                          5,477.91    5.46        2.90     15,904    0.74%       0.00%     (46.83%)
Sentinel Variable Products Trust
 Growth Index                                        1,389.41    8.19        6.22      8,646    0.84%       0.64%     (24.02%)
 Common Stock                                       52,982.08   10.60        8.76    464,097    0.77%       1.41%     (17.36%)
 Mid Cap Growth                                     49,436.53   11.03        8.37    413,859    0.67%       0.00%     (24.10%)
 Money Market                                      120,254.85   11.95       12.11  1,455,748    1.70%       1.29%       1.30%
 Small Company                                      51,954.98   16.27       14.00    727,542    0.73%       0.30%     (13.93%)






                                      2001
-------------------------------------------------------------------------------


                                                                                                         Ratio of
                                                                                            Ratio of     dividend
                                                                                            expenses     income
                                                        Unit Value    Unit Value            to average   to average
                                                       (beginning of   (end of                net          net          Total
Portfolio                                    Units        year)         year)    Net Assets  assets*      assets**     Return***
---------                                    -----        -----         -----    ----------  -------      --------     ---------

Market Street Fund
Managed                                    29,418.21    $ 11.43    $  10.63    $ 312,762      0.81%      4.62%      (6.99%)
Bond                                       40,576.21      11.22       12.05      488,849      0.62%      5.28%       7.38%
Alger American Fund
Leveraged All Cap                             935.73      10.03        8.43        7,889      0.82%        --      (15.94)%
Growth                                      3,964.73      10.67        8.88       35,194      0.60%      0.16%     (8.77)% (a)
Small Cap                                     331.28      10.74        7.75        2,567      0.72%      0.08%    (15.96)% (a)
Dreyfus Socially Responsible
Growth Fund                                   104.49       8.68        7.75          810      0.99%       --        (8.27)%(b)
Neuberger Berman Partners Portfolio        23,924.49      10.09        9.80      234,518      0.60%      0.37%      (2.85)%
VIPF
Overseas                                   54,400.00      10.03        7.90      429,930      0.70%      4.83%     (21.21)%
Growth                                     85,970.43      14.74       12.14    1,043,364      0.78%      0.07%     (17.66)%
High Income                                51,959.54       7.56        6.68      346,948      0.66%      9.37%     (11.68)%
Contrafund                                 50,343.97      13.17       11.56      581,577      0.71%      0.85%     (12.24)%
Index 500                                 536,883.47      12.10       10.63    5,709,273      0.72%      1.09%     (12.11)%
Investment Grade Bond                      39,144.49      10.19       11.06      432,825      0.53%      2.19%       8.51%
Equity Income                               6,300.16      10.59        9.91       62,424      0.64%       --        (3.24)%(a)
American Century Variable Portfolios
VP Value                                   38,371.20      11.01       12.42      476,647      0.57%      0.69%      12.82%
VP Income & Growth                         43,606.93      11.52       10.56      460,416      0.76%      0.83%      (8.35)%
JP Morgan Series Trust II
International Opportunities                25,474.47      10.45        8.45      215,360      0.67%      1.13%     (19.10)%
Small Company                              25,685.97      10.72        9.86      253,182      0.76%      0.05%      (8.05)%
Strong Capital Management
Opportunity Fund II                        21,600.66      13.83       13.32      287,684      0.70%      0.47%      (3.70)%
Mid Cap Growth                             44,511.72      18.80       13.01      579,303      0.74%       --       (30.77)%
INVESCO Variable Investment Funds
Dynamics                                      476.73      10.71        7.37        3,515      0.97%       --       (31.16)%
Health Sciences                             8,071.22      10.59        9.26       74,708      0.37%      0.63%     (12.60)%
Technology                                  2,159.29      10.08        5.46       11,794      0.78%       --       (45.81)%
Sentinel Variable Products Trust
Growth Index                                  652.01       9.78        8.19        5,341      0.78%      0.31%      (4.53)%(a)
Common Stock                               39,162.45      11.53       10.60      414,969      0.74%      1.16%      (8.10)%
Mid Cap Growth                             43,105.08      14.56       11.03      475,364      0.63%      --        (24.26)%
Money Market                              135,911.85      11.66       11.95    1,624,793      1.68%      3.14%       2.53%
Small Company                              44,200.05      15.44       16.27      719,070      0.68%      0.37%       5.37%


* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges, for the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.




Certain portfolios commenced operations during 2001: (a) beginning February 2001, (b) beginning July 2001. These ratios were calculated on a period less than 12 months. Beginning unit values were determined by the Company.

NOTE 7 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.


NOTE 8 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.


NOTE 9 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.


NOTE 10 - MARKET STREET SUBSTITUTIONS

During 2003, the Company plans to substitute the balance of the Market Street funds with newly created funds of the SVPT.

                            Part C: OTHER INFORMATION


Item 27. Exhibits



(a)      Resolutions of the Board of Directors of National Life Insurance Company ("Depositor")
         authorizing establishment of National Variable Life Insurance Account ("Registrant") (2)
(b)      Custodian Agreements:  Not applicable
(c)          (1)    Form of Distribution Agreement between National Life Insurance Company and Equity
                    Services, Inc. (4)
             (2)    Form of Equity Services, Inc. Branch Office Supervisor Contract (2)
             (3)    Form of Equity Services, Inc. Registered Representative Contract (2)
             (4)    Schedule of Sales Commissions (6)
(d)      Contracts:
             (1)    Specimen Sentinel Estate Provider Policy Form (6)
             (2)    Rider for Guaranteed Death Benefit (6)
             (3)    Rider for Additional Protection Benefit (6)
             (4)    Rider for Policy Split Option (6)
             (5)    Rider for Estate Preservation (6)
             (6)    Rider for Annually Renewable Term (6)
             (7)    Rider for Continuing Coverage (6)
             (8)    Rider for Enhanced Death Benefit (6)
             (9)    Rider for Automatic Increase (6)

(e)      Application (6)
(f)      Corporate documents:
             (1)    National Life Insurance Company's Charter documents (2)
             (2)    National Life Insurance Company's By-laws (2)
(g)      Reinsurance agreements
             (1)    Automatic Modified-Coinsurance (Mod-Co) Reinsurance and Service Agreement, between
                    National Life Insurance Company and xxxxxx, effective as of September 1, 1998. (11)
(h)      Participation Agreements:
             (1)  (a) Form of Participation Agreement - Market Street, National Life Insurance Company
                  and Equity Services, Inc. (4)
                  (b) Form of Amendment No. 2 to Participation Agreement - Market Street, National Life
                  Insurance Company and Equity Services, Inc. (6)
             (2)  (a)Participation Agreement - Variable Insurance Products Fund, Fidelity Distributors
                  Corporation and Vermont Life Insurance Company (now National Life Insurance Company)
                  - August 12, 1989 (3)
                  (b) Amendment No. 1 to Participation Agreement among Variable Insurance Products
                  Fund, Fidelity Distributors Corporation and National Life Insurance Company (4)
                  (c)Amendment No. 3 to Participation Agreement among Variable Insurance Products Fund,
                  Fidelity Distributors Corporation and National Life Insurance Company (6)
             (3)  Participation Agreement - National Life Insurance Company, Strong Variable
                  Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and
                  Strong Funds Distributors, Inc. (6)
             (4)  (a)Form of Participation Agreement among Variable Insurance Products Fund II,
                  Fidelity Distributors Corporation and Vermont Life Insurance Company (now National
                  Life Insurance Company (3)
                  (b)Form of Amendment No. 1 to Participation Agreement among Variable Insurance
                  Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance
                  Company (now National Life Insurance Company (5)
                  (c)Form of Amendment No. 1 to Participation Agreement among Variable Insurance
                  Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance
                  Company (now National Life Insurance Company (6)






             (5)  Form of Shareholder Service Agreement - between National Life Insurance Company and
                  American Century Investment Management, Inc. (6)
             (6)  Form of Participation Agreement -  National Life Insurance Company and Neuberger &
                  Berman Advisers Managers Trust (6)
             (7)  Form of Participation Agreement - National Life Insurance Company and J.P. Morgan
                  Series Trust II (6)
             (8)  Participation Agreement between National Life Insurance Company, INVESCO Variable
                  Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (8)
             (9)  Participation Agreement between National Life Insurance Company and The Dreyfus
                  Socially Responsible Growth Fund, Inc. (8)
             (10) Form of Participation Agreement - Alger American Fund, National Life insurance
                  Company and Fred Alger and Company (4)
             (11) Participation Agreement between Sentinel Variable Products Trust, National Life
                  Insurance Company and Equity Services, Inc.  (10)
     (i)     Administrative Contracts: Not applicable
     (j)     Other Material Contracts:  Not applicable
     (k)     Opinion and Consent of D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered
     (l)     Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A, Actuary and Vice President
             - Product Development, as to actuarial matters pertaining to the securities being registered.
     (m)     Calculation
     (n)       (1)Consent of PricewaterhouseCoopers LLP, Auditors
               (2)Consent of Sutherland Asbill & Brennan LLP
     (o)       Omitted Financial Statements
     (p)       Initial Capital Agreement:  Not applicable
     (q)       Redeemability exemption: Memo describing issuance, transfer and redemption procedures (8)
     (r)       Powers of Attorney
               (1)Robert E. Boardman (1)
               (2)A. Gary Shilling (1)
               (3)Jeremiah E. Casey (9)
               (4)Thomas H. MacLeay(9)

1.     Incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-44723) for National
       Variable Life Insurance Account (Sent. Estate Provider) filed January 22, 1998
2      Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration
       Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11,
       1999.
3      Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement
       (File No. 333-19583) for National Variable Annuity Account II (Sent. Adv.) filed February 25, 1999.
4      Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No.
       33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
5      Incorporated herein by reference to Post Effective Amendment No. 2 to the Form S-6 Registration Statement
       (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997
6      Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement
       (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April
       16, 1998
7      Incorporate herein by reference to Post Effective Amendment No.1 to the Form S-6 Registration Statement
       (File No. 333-44723) for National Variable Life Insurance Account (Sent. Est. Provider) filed February
       26, 1999
8      Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement
       (File # 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1,
       2001.
9.     Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement
       (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), May 1, 2002
10     Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration
       Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28,
       2003

11     To be filed by amendment.




NAME AND PRINCIPAL BUSINESS ADDRESS*        POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------        ------------------------------------
Thomas H. MacLeay                           Chairman of the Board & CEO and Director

James A. Mallon                             President & Chief Operating Officer  and Director

Robert E. Boardman                          Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064

Jeremiah E. Casey                           Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                                Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                            Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springield, NJ  07081-1020

Edward J. Bonach                            Executive Vice President & Chief Financial Officer
Rodney A. Buck                              Executive Vice President & Chief Investment Officer
Gregory H. Doremus                          Senior Vice President - New Business & Customer Service
Michele S. Gatto                            Senior Vice President & General Counsel
Charles C. Kittredge                        Senior Vice President - Marketing Development & Operations
Wade H. Mayo                                Senior Vice President
Ruth B. Smith                               Senior Vice President - Registered Product & Life Event
Distribution.
Joseph A. Miller                            Senior Vice President
Michael A. Tahan                            Senior Vice President & Chief Information Officer
James K. McQuestion                         Secretary of the Corporation
Eileen von Gal                              Treasurer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT  05604.


Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc. and National Financial Services, Inc. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc.; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest.

         National Life Insurance Company owns 100% of NL Capital Management, Inc. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., Sigma American Corporation and Equity Services, Inc. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation. Sentinel Administrative Service Corporation and Sigma American Corporation are the majority partners of Sentinel Administrative Service Company and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company.

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company. Sentinel Management Company owns 100% of American Guaranty & Trust Company.

Item 30. Indemnification

         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1 Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Principal Underwriter

         (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:



NAME AND PRINCIPAL BUSINESS ADDRESS*                           POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------                           ------------------------------------
         Joseph M. Rob                                         Chairman of the Board
         Kenneth R. Ehinger                                    President & Chief Executive Officer
         John M. Grab                                          Senior Vice President & Chief Financial Officer
         Stephen A. Englese                                    Senior Vice President - Securities Operations
         Gregory D. Teese                                      Vice President - Compliance
         Tammy W. King                                         Vice President - Marketing & Field Development
         Budd A. Shedaker                                      Assistant Vice President - Communications
         D. Russell Morgan                                     Counsel
         Sharon E. Bernard                                     Treasurer & Controller
         James K. McQueston                                    Secretary
         Thomas H. MacLeay                                     Director
         Edward J. Bonach                                      Director
         Rodney A. Buck                                        Director

  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont  05604.


         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:


-------------------------- -------------------------- -------------------------- -------------------------- ---------------------
NAME OF                    NET UNDERWRITING           COMPENSATION ON EVENTS     BROKERAGE COMMISSIONS      OTHER COMPENSATION
PRINCIPAL                  DISCOUNTS AND COMMISSIONS  OCCASIONING THE
UNDERWRITER                                           DEDUCTION OF A DEFERRED
                                                      SALES LOAN
-------------------------- -------------------------- -------------------------- -------------------------- ---------------------
Equity Services, Inc.              $ 561,499                     -0-                     $ 561,499                     -0-

-------------------------- -------------------------- -------------------------- -------------------------- ---------------------


Item 32.  Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 33.  Management Services

All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2003.


                                        NATIONAL VARIABLE LIFE
                                        INSURANCE ACCOUNT (Registrant)

                                        By: NATIONAL LIFE INSURANCE COMPANY



Attest:/s/ Christopher M. Neronha      By:/s/ Thomas H. MacLeay
       --------------------------         ---------------------
       Christopher M. Neronha                 Thomas H. MacLeay
       Assistant Secretary                    Chairman of the Board
                                              and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2003.


                                      NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                          (Depositor)


Attest: /s/ Christopher M. Neronha    By: /s/ Thomas H. MacLeay
        --------------------------        ---------------------
       Christopher M. Neronha             Thomas H. MacLeay
       Assistant Secretary                Chairman of the Board
                                          and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.7 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

                                        NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                    (Depositor)


Attest:/s/ Christopher M. Neronha   By:/s/ Thomas H. MacLeay
       Christopher M. Neronha              Thomas H. MacLeay
       Assistant Secretary                 Chairman of the Board
                                           and Chief Executive Officer


SIGNATURE                  TITLE                            DATE
---------                  -----                            ----

/s/ Thomas H. MacLeay      Chairman of the Board,           April 30, 2003
Thomas H. MacLeay          Chief Executive Officer
                           and Director

/s/ Edward J. Bonach       Executive Vice President &       April 30, 2003
Edward J. Bonach           Chief Financial Officer

Robert E. Boardman*        Director                         April 30, 2003
Robert E. Boardman

Jeremiah E. Casey*         Director                         April 30, 2003
Jeremiah E. Casey

Bruce Lisman               Director

A. Gary Shilling*          Director                         April 30, 2003
A. Gary Shilling


*By_/s/ Thomas H. MacLeay                                   Date: April 30, 2003
       Thomas H. MacLeay
       Pursuant to Power of Attorney

                                  EXHIBIT INDEX


  27  (k)      Opinion and Consent of D. Russell Morgan, Assistant General
               Counsel

  27  (l)      Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A,
               Actuary and Vice President - Product Development

  27  (m)      Calculation

  27  (n)  (1) Consent of PricewaterhouseCoopers LLP, Auditors

  27  (n)  (2) Consent of Sutherland Asbill & Brennan LLP